UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number    811-04087

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Manning & Napier Fund, Inc.

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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

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(Address of principal executive offices)(Zip Code)

Paul J. Battaglia, 290 Woodcliff Drive, Fairport, NY 14450

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(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

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Date of fiscal year end: December 31

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Date of reporting period: January 1, 2019 through December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS

  Manning & Napier Fund, Inc.

  Real Estate Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the US real estate industry.

Performance Commentary

Real estate markets experienced significant gains during 2019 as the Series’ primary benchmark (MSCI US REIT index) returned 24.3%. Despite the strong absolute returns, the real estate market lagged behind the broad U.S. equity market.

Within the real estate market, performance varied widely by sub-industry during the period. For instance, Mall REITs returned negative 11.0%, while Data Storage, Industrial, Single-Family Housing, and Manufactured Housing all returned greater than positive 40% for the year.

The Real Estate Series provided strong absolute returns of over 29% for the year, outperforming the benchmark by greater than 4%. In aggregate, industry allocation and selection-related decisions aided relative returns. More specifically, the largest contributors to relative performance during the year were an overweight allocation to Data Storage REITs and Single-Family Housing REITs, an underweight allocation to Mall REITs, and stock selection within Data Center REITs, Healthcare REITs, and the Hospitality sub-industry. A zero-weight allocation to Gaming REITs was a detractor during the year, as that segment of the market performed well. Throughout the year, the portfolio’s positions in Data Storage and Single-Family Housing REITs increased, while exposures to Mall REITs & Shopping Center REIT’s were decreased.

The portfolio currently favors Residential REITs including apartments, single-family housing, and manufactured housing REITs, as we expect the underbuilding of new houses relative to long-term household formation to result in excess demand and support pricing of residential rentals. The portfolio also has an overweight allocation to Data Storage REITs, which continue to be key beneficiaries of the secular shift of data moving to the cloud. Within traditional office REITs, we generally continue to prefer Sun Belt markets over coastal metropolitan markets due to the combination of strong job growth and manageable supply. We have become more negative on the New York and Washington DC office markets which have both seen new supply coming on at the same time as job growth has decelerated. The portfolio maintains an underweight allocation to Retail REITs, with exposure limited to highest-quality A-Class malls. Online shopping and continued retailer bankruptcies are pressuring occupancy rates at malls and shopping centers. Within the Healthcare sector, we primarily favor companies with exposure to medical office buildings given their typically sticky tenants and high rent coverage.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

2

Real Estate Series

Performance Update as of December 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Real Estate Series - Class S2	29.14%	8.02%	11.94%
Real Estate Series - Class I2,3	29.31%	8.27%	12.14%
Real Estate Series - Class W2,4	30.15%	8.19%	12.03%
Real Estate Series - Class Z2,4	29.64%	8.10%	11.99%
MSCI U.S. Real Estate Investment Trust (REIT) Index[5]	24.33%	5.68%	10.58%

The following graph compares the value of a $10,000 investment in the Real Estate Series - Class S for the ten years ended December 31, 2019 to the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2019, this net expense ratio was 1.11% for Class S, 0.84% for Class I, 0.10% for Class W and 0.70% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S, 0.84% for Class I, 0.72% for Class W and 0.72% for Class Z for the year ended December 31, 2019.

3For periods through August 1, 2012 (the inception date of the Class I shares), performance for Class I shares is based on the historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs as classified as Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/19	ENDING ACCOUNT VALUE 12/31/19	EXPENSES PAID DURING PERIOD* 7/1/19-12/31/19	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,079.50	$5.77	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

Class I

Actual	$1,000.00	$1,079.30	$4.40	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

Class W

Actual	$1,000.00	$1,084.50	$0.53	0.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Class Z

Actual	$1,000.00	$1,081.80	$3.67	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

4

Real Estate Series

Shareholder Expense Example

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

Real Estate Series

Portfolio Composition as of December 31, 2019

(unaudited)

Top Ten Stock Holdings[2]
Equinix, Inc.	7.6%	Cousins Properties, Inc.	3.3%
Prologis, Inc.	5.5%	InterXion Holding N.V. (Netherlands)	3.2%
Invitation Homes, Inc.	3.7%	Healthpeak Properties, Inc.	2.6%
Simon Property Group, Inc.	3.6%	Apartment Investment & Management Co. -
AvalonBay Communities, Inc.	3.4%	Class A	2.4%
		American Homes 4 Rent - Class A	2.3%

2 As a percentage of total investments.

6

Real Estate Series

Investment Portfolio - December 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.9%

Consumer Discretionary - 1.5%
Hotels, Restaurants & Leisure - 1.5%
Hilton Worldwide Holdings, Inc.	20,195	$2,239,828
Wyndham Hotels & Resorts, Inc.	35,915	2,255,821

Total Consumer Discretionary		4,495,649

Information Technology - 3.2%
IT Services - 3.2%
InterXion Holding N.V. (Netherlands)*	114,050	9,558,530

Real Estate - 94.2%
REITS - Diversified - 4.7%
Essential Properties Realty Trust, Inc.	160,893	3,991,755
Liberty Property Trust	40,590	2,437,430
STORE Capital Corp.	71,010	2,644,412
VEREIT, Inc.	545,110	5,036,817

		14,110,414

REITS - Health Care - 12.5%
Community Healthcare Trust, Inc.	92,955	3,984,051
Healthcare Realty Trust, Inc.	137,840	4,599,721
Healthcare Trust of America, Inc. - Class A	84,660	2,563,505
Healthpeak Properties, Inc.	224,730	7,746,443
Omega Healthcare Investors, Inc.	77,175	3,268,361
Physicians Realty Trust	281,645	5,334,356
Ventas, Inc.	62,385	3,602,110
Welltower, Inc.	79,577	6,507,807

		37,606,354

REITS - Hotel & Resort - 1.6%
Host Hotels & Resorts, Inc.	162,395	3,012,427
Sunstone Hotel Investors, Inc.	135,130	1,881,010

		4,893,437

REITS - Industrial - 10.4%
Americold Realty Trust	179,080	6,278,545
First Industrial Realty Trust, Inc.	78,185	3,245,459
Plymouth Industrial REIT, Inc.	102,004	1,875,854
Prologis, Inc.	183,575	16,363,875
STAG Industrial, Inc.	119,065	3,758,882

		31,522,615

REITS - Office - 11.5%
Alexandria Real Estate Equities, Inc.	11,970	1,934,113
Boston Properties, Inc.	43,664	6,019,519
Brandywine Realty Trust	415,105	6,537,904
Cousins Properties, Inc.	242,292	9,982,430

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Investment Portfolio - December 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
REITS - Office (continued)
Douglas Emmett, Inc.	110,325	$4,843,267
Hibernia REIT plc (Ireland)	1,606,740	2,541,226
Kilroy Realty Corp.	20,074	1,684,209
Vornado Realty Trust	18,215	1,211,298

		34,753,966

REITS - Residential - 26.9%
American Campus Communities, Inc.	85,320	4,012,600
American Homes 4 Rent - Class A	262,365	6,876,587
Apartment Investment & Management Co. - Class A	139,966	7,229,244
AvalonBay Communities, Inc.	49,195	10,316,191
BSR Real Estate Investment Trust (Canada)	63,870	740,253
Camden Property Trust	63,950	6,785,095
Equity LifeStyle Properties, Inc.	45,555	3,206,616
Equity Residential	69,950	5,660,354
Essex Property Trust, Inc.	16,572	4,985,852
Independence Realty Trust, Inc.	223,675	3,149,344
Invitation Homes, Inc.	371,640	11,138,051
Mid-America Apartment Communities, Inc.	24,060	3,172,552
Sun Communities, Inc.	43,495	6,528,599
UDR, Inc.	118,456	5,531,895
UMH Properties, Inc.	110,600	1,739,738

		81,072,971

REITS - Retail - 10.2%
Acadia Realty Trust	52,405	1,358,862
Agree Realty Corp.	32,365	2,271,052
Federal Realty Investment Trust	11,840	1,524,163
Getty Realty Corp.	68,110	2,238,776
National Retail Properties, Inc.	54,160	2,904,059
Realty Income Corp.	24,880	1,831,914
Simon Property Group, Inc.	72,265	10,764,595
Urban Edge Properties	202,910	3,891,814
Weingarten Realty Investors	130,355	4,072,290

		30,857,525

REITS - Specialized - 16.4%
Crown Castle International Corp.	35,615	5,062,672
Digital Realty Trust, Inc.	41,430	4,960,828
Equinix, Inc.	38,900	22,705,930
Extra Space Storage, Inc.	16,775	1,771,776
Jernigan Capital, Inc.	300,365	5,748,986
Life Storage, Inc.	15,050	1,629,614
National Storage Affiliates Trust	56,970	1,915,332

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Investment Portfolio - December 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
REITS - Specialized (continued)
Public Storage	27,320	$5,818,067

		49,613,205

Total Real Estate		284,430,487

TOTAL COMMON STOCKS
(Identified Cost $238,945,575)		298,484,666

SHORT-TERM INVESTMENT - 0.5%

Dreyfus Government Cash Management, Institutional Shares, 1.51%[1], (Identified Cost $1,573,683)	1,573,683	1,573,683

TOTAL INVESTMENTS - 99.4%
(Identified Cost $240,519,258)		300,058,349
OTHER ASSETS, LESS LIABILITIES - 0.6%		1,801,483

NET ASSETS - 100%		$301,859,832

REITS - Real Estate Investment Trusts

*Non-income producing security.

1Rate shown is the current yield as of December 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statement of Assets and Liabilities

December 31, 2019

ASSETS:

Investments, at value (identified cost $240,519,258) (Note 2)	$300,058,349
Dividends receivable	1,104,179
Receivable for fund shares sold	872,930
Foreign tax reclaims receivable	9,220
Prepaid expenses	9,103

TOTAL ASSETS	302,053,781

LIABILITIES:

Accrued management fees (Note 3)	46,169
Accrued sub-transfer agent fees (Note 3)	38,189
Accrued fund accounting and administration fees (Note 3)	21,129
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	12,681
Accrued Chief Compliance Officer service fees (Note 3)	1,169
Payable for fund shares repurchased	32,680
Accrued printing and postage fees payable	17,343
Audit fees payable	11,195
Other payables and accrued expenses	13,394

TOTAL LIABILITIES	193,949

TOTAL NET ASSETS	$301,859,832

NET ASSETS CONSIST OF:

Capital stock	$232,829
Additional paid-in-capital	238,323,414
Total distributable earnings (loss)	63,303,589

TOTAL NET ASSETS	$301,859,832

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($59,922,795/3,675,048 shares)	$16.31

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($50,024,601/7,762,060 shares)	$6.44

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($191,372,972/11,762,231 shares)	$16.27

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($539,464/83,570 shares)	$6.46

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $13,040)	$7,413,166

EXPENSES:

Management fees (Note 3)	1,866,241
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	130,637
Sub-transfer agent fees (Note 3)	120,664
Shareholder services fees (Class S) (Note 3)	91,763
Fund accounting and administration fees (Note 3)	88,982
Directors’ fees (Note 3)	30,294
Chief Compliance Officer service fees (Note 3)	3,109
Custodian fees	14,338
Miscellaneous	219,668

Total Expenses	2,565,696
Less reduction of expenses (Note 3)	(1,004,139)

Net Expenses	1,561,557

NET INVESTMENT INCOME	5,851,609

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	15,465,051
Litigation proceeds (Note 4)	119,678
Foreign currency and translation of other assets and liabilities	(665)

15,584,064

Net change in unrealized appreciation (depreciation) on-
Investments	54,145,929
Foreign currency and translation of other assets and liabilities	(69)

54,145,860

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	69,729,924

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,581,533

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,851,609	$5,574,428
Net realized gain (loss) on investments and foreign currency	15,584,064	10,998,672
Net change in unrealized appreciation (depreciation) on investments and foreign currency	54,145,860	(36,190,557)

Net increase (decrease) from operations	75,581,533	(19,617,457)

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(2,082,294)	(13,404,039)
Class I	(4,713,102)	(7,240,331)
Class W	(8,513,530)	—
Class Z	(50,026)	—
From return of capital (Class S)	—	(376,898)
From return of capital (Class I)	—	(227,910)

Total distributions to shareholders	(15,358,952)	(21,249,178)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(23,194,930)	(12,870,550)

Net increase (decrease) in net assets	37,027,651	(53,737,185)

NET ASSETS:

Beginning of year	264,832,181	318,569,366

End of year	$301,859,832	$264,832,181

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each year):

Net asset value - Beginning of year	$13.09	$14.93	$14.48	$14.15	$15.46

Income (loss) from investment operations:
Net investment income[1]	0.15	0.26	0.24	0.22	0.24
Net realized and unrealized gain (loss) on investments	3.65	(1.24)	1.02	0.88	0.34

Total from investment operations	3.80	(0.98)	1.26	1.10	0.58

Less distributions to shareholders:
From net investment income	(0.16)	(0.21)	(0.25)	(0.27)	(0.24)
From net realized gain on investments	(0.42)	(0.63)	(0.56)	(0.50)	(1.65)
From return of capital	—	(0.02)	—	—	—

Total distributions to shareholders	(0.58)	(0.86)	(0.81)	(0.77)	(1.89)

Net asset value - End of year	$16.31	$13.09	$14.93	$14.48	$14.15

Net assets - End of year (000’s omitted)	$59,923	$214,722	$271,496	$278,322	$217,216

Total return[2]	29.14% [3]	(6.73% )	8.66%	7.91%	4.14%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.11%	1.11%	1.10%	1.09%	1.09%
Net investment income	1.02%	1.82%	1.58%	1.47%	1.54%
Series portfolio turnover	24%	44%	42%	46%	57%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.00% [4]	N/A	0.00% [4]	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Includes litigation proceeds (see Statement of Operations). Excluding this amount, the Class’ total return is 29.06%.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each year):

Net asset value - Beginning of year	$5.50	$6.81	$7.03	$7.26	$8.86

Income (loss) from investment operations:
Net investment income[1]	0.11	0.14	0.14	0.11	0.16
Net realized and unrealized gain (loss) on investments	1.49	(0.55)	0.49	0.47	0.17

Total from investment operations	1.60	(0.41)	0.63	0.58	0.33

Less distributions to shareholders:
From net investment income	(0.24)	(0.24)	(0.29)	(0.31)	(0.28)
From net realized gain on investments	(0.42)	(0.63)	(0.56)	(0.50)	(1.65)
From return of capital	—	(0.03)	—	—	—

Total distributions to shareholders	(0.66)	(0.90)	(0.85)	(0.81)	(1.93)

Net asset value - End of year	$6.44	$5.50	$6.81	$7.03	$7.26

Net assets - End of year (000’s omitted)	$50,025	$50,111	$47,074	$26,300	$50,249

Total return[2]	29.31%	(6.41% )	8.85%	8.17%	4.43%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.84%	0.86%	0.85%	0.84%	0.84%
Net investment income	1.62%	2.12%	1.95%	1.50%	1.81%
Series portfolio turnover	24%	44%	42%	46%	57%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00% [3]	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

Real Estate Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout the period):

Net asset value - Beginning of period	$14.76

Income from investment operations:
Net investment income[2]	0.35
Net realized and unrealized gain (loss) on investments	1.91

Total from investment operations	2.26

Less distributions to shareholders:
From net investment income	(0.33)
From net realized gain on investments	(0.42)

Total distributions to shareholders	(0.75)

Net asset value - End of period	$16.27

Net assets - End of period (000’s omitted)	$191,373

Total return[3,4]	15.43%
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.10%
Net investment income[5]	2.58%
Series portfolio turnover	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount[5]:

0.62%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Includes litigation proceeds (see Statement of Operations). Excluding this amount, the Class’ total return is 15.36%.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

15

Real Estate Series

Financial Highlights - Class Z

FOR THE PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout the period):

Net asset value - Beginning of period	$6.21

Income from investment operations:
Net investment income[2]	0.08
Net realized and unrealized gain (loss) on investments	0.84

Total from investment operations	0.92

Less distributions to shareholders:
From net investment income	(0.25)
From net realized gain on investments	(0.42)

Total distributions to shareholders	(0.67)

Net asset value - End of period	$6.46

Net assets - End of period (000’s omitted)	$539

Total return[3,4]	14.98%
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.70%
Net investment income[5]	1.42%
Series portfolio turnover	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount[5]:

0.02%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Includes litigation proceeds (see Statement of Operations). Excluding this amount, the Class’ total return is 14.62%.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Period less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

16

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Class W and Z were issued on March 1, 2019. Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2019, 8.9 billion shares have been designated in total among 31 series, of which 100 million have been designated as Real Estate Series Class I common stock, Real Estate Series Class S common stock and Real Estate Series Class Z common stock and 75 million have been designated as Real Estate Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

17

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$4,495,649	$4,495,649	$—	$—
Information Technology	9,558,530	9,558,530	—	—
Real Estate*	284,430,487	281,149,008	3,281,479	—
Short-Term Investment	1,573,683	1,573,683	—	—

Total assets	$300,058,349	$296,776,870	$3,281,479	$—

*Please refer to the Investment Portfolio for the industry classifications of these portfolio holdings.

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of December 31, 2018 or December 31, 2019.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

18

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2016 through December 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

19

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets. Prior to March 1, 2019, the management fee for the Series was 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Prior to March 1, 2019, the Class S shares of the Series were subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee was intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series paid a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund had a Shareholder Services Agreement with the Advisor, for which the Advisor received the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Effective March 1, 2019, the Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

20

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the advisor that is separate from the fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.85% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.70% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $964,937 in management fees for Class W for the year ended December 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $6,660, $32,160 and $382 for Class S, Class W and Class Z, respectively, for the year ended December 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. At December 31, 2019, the Advisor is eligible to recoup $39,202. For the year ended December 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $72,481,814 and $104,326,296, respectively. There were no purchases or sales of U.S. Government securities.

The Series received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized. This amount is shown as ligation proceeds in the Statement of Operations.

5.	Capital Stock Transactions

Transactions in shares of Class S, Class I, Class W and Class Z shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/2019		FOR THE YEAR ENDED 12/31/2018
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	730,886	$11,290,209	1,757,808	$25,004,617
Reinvested	126,718	2,016,087	985,726	13,482,994
Repurchased	(13,580,492)	(201,560,930)	(4,532,215)	(64,555,664)

Total	(12,722,888)	$(188,254,634)	(1,788,681)	$(26,068,053)

21

Real Estate Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 12/31/2019		FOR THE YEAR ENDED 12/31/2018
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,862,253	$25,033,978	4,087,337	$26,517,405
Reinvested	708,353	4,455,539	1,131,254	6,539,568
Repurchased	(5,917,378)	(37,598,078)	(3,017,310)	(19,859,470)

Total	(1,346,772)	$(8,108,561)	2,201,281	$13,197,503

CLASS W	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT
Sold	13,695,504	$203,620,504
Reinvested	520,176	8,255,204
Repurchased	(2,453,449)	(38,939,976)

Total	11,762,231	$172,935,732

CLASS Z	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT
Sold	520,511	$3,286,106
Reinvested	7,871	49,584
Repurchased	(444,812)	(3,103,157)

Total	83,570	$232,533

Approximately 63% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion. At December 31, 2019, the Advisor and its affiliates owned less than 0.1% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended December 31, 2019, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2019.

22

Real Estate Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, redesignation of distributions paid, investments in passive foreign investment companies (PFICs), including losses deferred due to wash sales and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
Ordinary income	$7,071,573	$ 5,528,569
Long-term capital gains	$8,287,379	$15,115,801
Return of capital	$ —	$ 604,808

At December 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$240,863,628
Unrealized appreciation	63,745,484
Unrealized depreciation	(4,550,763)

Net unrealized appreciation	$59,194,721

Undistributed ordinary income	$384,350
Undistributed long-term capital gains	$3,724,715

23

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Real Estate Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

24

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $196,334 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 0.51%, or if different, the maximum allowable under tax law.

The Series designates $12,612,699 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

The Series designates $6,840,293, or 96.7% of the dividends distributed as Section 199A dividends.

The Series designates $393,549 as a Section 1250 gain distribution for the fiscal year ended December 31, 2019.

25

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 21, 2019, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 25, 2019 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. Representatives of the Advisor discussed improved performance for many of the Series over the one- and three-year time periods ending September 30, 2019. The Board discussed with Representatives of the Advisor, performance challenges that continue to impact the three- and five-year performance of certain Fund’s strategies resulting from periods of underperformance in 2014 and 2016. After discussion, the Board acknowledged the improved short term performance of many of the Series and concluded that notwithstanding the performance challenges that continue to impact certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. Representatives of the Advisor discussed the multi-year fee restructuring initiative which was completed by the Advisor on March 1, 2019 to increase the competitiveness of the Fund’s fees. The fee

26

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

restructuring project also resulted in a set of standardized share classes to help support the Fund’s distribution efforts across client types and varying intermediary distribution models.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. The Board acknowledged that the fee restructuring project completed on March 1, 2019 reduced the expense ratios for shareholders in many Series. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

27

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director (1997 to present); Chief Executive Officer
(1997-2019) - Ashley Companies (property management and investment) .
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During	Ashley Companies (1997 - present)
Past 5 Years:

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)
(2012-present); Caelum BioSciences (biomedical)(2018-present)

28

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (University)(2005-present); Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019); Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) (2019 – present)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director – Manning & Napier Investor Services, Inc. (since 2019)

29

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer (since 2013); Broker-Dealer Assistant Corporate Secretary (since 2011) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. (since 2018)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/19-AR

  Manning & Napier Fund, Inc.

  Diversified Tax Exempt Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income that is exempt from federal income taxes which the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

The municipal bond market posted positive returns for the twelve-month period ending December 31, 2019. Despite some intra-year volatility, interest rates fell roughly 55 to 100 basis points across the yield curve as demand remained high for sources of tax-free income. Additionally, credit spreads ended the year tighter than the previous year as investors continued to search for sources of higher yield. Given these dynamics, longer-dated securities outperformed shorter-dated securities and lower-quality outperformed higher-quality.

The Diversified Tax Exempt Series Class A shares delivered positive absolute returns, returning 5.10% during the year, but modestly underperformed its benchmark, the Intercontinental (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index, which returned 5.64%.

When viewed on a gross-of-fee basis the Series outperformed its benchmark, with allocations to longer-dated securities contributing positively to performance as yields broadly fell. As compared to the benchmark, the Series’ underweight allocation to middle tier credits detracted from relative returns as spreads tightened.

In terms of positioning, we continue to believe a modest duration remains in investors’ best interests. Going forward, we would view an increase in rates or a more negative view of the economy as an attractive opportunity to increase duration. Alternatively, should we see rates move lower without an accompanying meaningful change in the economic environment, we may look to decrease duration as investors are not likely being compensated for taking on the additional risk associated with longer-term bonds.

Our economic outlook remains constructive towards revenue bonds, which continue to offer attractive valuations while exhibiting stable credit fundamentals. Within revenue bonds, we maintain a focus on higher quality/essential service bonds (e.g., water and sewer authorities).

With respect to general obligations at the state level, we believe that most states are in a relatively stable credit position. We do, however, believe it’s unlikely that we see broad improvement in the sector considering where we are in the cycle, current valuations, and potential impacts of elevated pension obligations.

At the local level, our outlook also remains stable as property taxes are relatively healthy. That stated, we continue to monitor states where there is the potential for credit deterioration due to pension underfunding and the impact on local governments should costs be passed on.

While 2019 was a very strong year for municipal bonds, we believe investor return expectations for the coming year should be tempered as the fixed income landscape remains challenging due to low starting rates. That stated, we believe a flexible approach with the ability to adapt to changing environments (e.g., uncovering risks and opportunities) will remain essential to achieving investor objectives.

Performance for the Diversified Tax Exempt Series Class A shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Diversified Tax Exempt Series - Class A2	5.10%	1.74%	2.03%

Diversified Tax Exempt Series - Class W2,3	5.67%	1.85%	2.09%

Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index [4]	5.64%	2.55%	3.08%

The following graph compares the value of a $10,000 investment in the Diversified Tax Exempt Series - Class A for the ten years ended December 31, 2019 to the Intercontinental Exchange (ICE) BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2019, this net expense ratio was 0.58% for Class A and 0.11% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.58% for Class A and 0.61% for Class W for the year ended December 31, 2019.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

4The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index is a subset of the ICE BofAML U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/19	ENDING ACCOUNT VALUE 12/31/19	EXPENSES PAID DURING PERIOD* 7/1/19-12/31/19	ANNUALIZED EXPENSE RATIO

Class A

Actual	$1,000.00	$1,014.90	$3.30	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

Class W

Actual	$1,000.00	$1,018.10	$0.66	0.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore; the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2019

(unaudited)

Top Ten States[2]
New York	19.8%	Maryland	4.6%
Ohio	8.4%	Arizona	4.5%
Washington	5.9%	Texas	4.4%
Florida	5.5%	Oregon	3.8%
District of Columbia	5.0%	Massachusetts	3.4%

2 As a percentage of total investments.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS - 96.2%

ALASKA - 0.3%

Alaska Municipal Bond Bank Authority, Series 2, Revenue Bond	5.000%	9/1/2022	A1	$500,000	$539,495

ARIZONA - 4.5%

Maricopa County Unified School District No. 89-Dysart, G.O. Bond	5.000%	7/1/2026	A2	1,000,000	1,153,520
Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	1,050,000	1,188,243
Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2024	Aa2	1,200,000	1,399,980
Mesa, Multiple Utility Impt., Revenue Bond	3.000%	7/1/2039	Aa2	1,525,000	1,560,121
Pima County Sewer System, Series B, Revenue Bond	5.000%	7/1/2020	AA2	1,400,000	1,427,062
Salt River Project Agricultural Impt. & Power District, Series B, Revenue Bond	5.000%	12/1/2020	Aa1	400,000	414,248
Tucson Water System Revenue, Water Utility Impt., Revenue Bond	5.000%	7/1/2021	Aa2	1,000,000	1,057,960
Yavapai County Industrial Development Authority,
Northern Arizona Healthcare System, Revenue Bond	5.000%	10/1/2020	AA2	460,000	472,944

					8,674,078

ARKANSAS - 0.5%

Beaver Water of Benton & Washington Counties, Revenue Bond	4.000%	11/15/2021	AA2	1,000,000	1,025,020

COLORADO - 2.6%

Aurora Water, Green Bond, Revenue Bond	4.000%	8/1/2046	AA2	2,000,000	2,173,200
Boulder County, Series A, Revenue Bond	5.000%	7/15/2026	AA2	1,000,000	1,233,750
Denver Wastewater Management Division
Department of Public Works, Revenue Bond	4.000%	11/1/2020	Aa1	1,500,000	1,536,225

					4,943,175

DISTRICT OF COLUMBIA - 5.0%

District of Columbia Water & Sewer Authority, Series B, Revenue Bond	5.000%	10/1/2036	Aa2	900,000	1,063,233
District of Columbia Water & Sewer Authority, Series C, Revenue Bond	5.000%	10/1/2022	Aa2	1,000,000	1,106,230
District of Columbia Water & Sewer Authority, Sewer Impt., Series A, Revenue Bond	4.000%	10/1/2049	Aa2	2,000,000	2,245,280
District of Columbia, Public Impt., Series A, G.O. Bond	4.000%	10/15/2044	Aaa	2,750,000	3,094,520

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

DISTRICT OF COLUMBIA (continued)

District of Columbia, Public Impt., Series D, G.O. Bond	5.000%	6/1/2026	Aaa	$750,000	$922,613
District of Columbia, Public Impt., Series D, G.O. Bond	5.000%	6/1/2035	Aaa	1,000,000	1,216,200

					9,648,076

FLORIDA - 5.4%

Florida State, Public Impt., Series B, G.O. Bond	4.000%	7/1/2048	Aaa	2,000,000	2,232,740
Hillsborough County, Series B, G.O. Bond	3.000%	7/1/2041	Aaa	1,070,000	1,110,189
Hillsborough County, Series B, G.O. Bond	3.000%	7/1/2046	Aaa	1,500,000	1,530,045
Miami Beach, Water & Sewer, Revenue Bond	5.000%	9/1/2047	Aa3	1,400,000	1,655,010
Miami-Dade County, Water & Sewer, Revenue Bond	5.000%	10/1/2023	Aa3	2,000,000	2,282,740
Miami-Dade County, Water & Sewer, Sewer Impt., Series B, Revenue Bond	4.000%	10/1/2049	Aa3	1,000,000	1,108,980
Port St. Lucie Utility System, Water Utility Impt., Revenue Bond, NATL	5.250%	9/1/2023	A1	500,000	570,760

					10,490,464

GEORGIA - 1.1%

Atlanta, Water & Wastewater System, Revenue Bond	3.000%	11/1/2036	Aa2	525,000	550,641
Atlanta, Water & Wastewater System, Revenue Bond	3.000%	11/1/2037	Aa2	555,000	578,016
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2020	A1	1,000,000	1,030,260

					2,158,917

HAWAII - 1.6%

Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2023	Aa3	1,750,000	1,979,758
Honolulu County, Public Impt., Series C, G.O. Bond	3.000%	8/1/2040	Aa1	500,000	516,865
Honolulu County, Public Impt., Series C, G.O. Bond	3.000%	8/1/2041	Aa1	500,000	514,070

					3,010,693

ILLINOIS - 1.8%

Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2022	AA2	500,000	521,110
Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2023	AA2	625,000	658,350

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

ILLINOIS (continued)

Illinois Municipal Electric Agency, Series A, Revenue Bond	5.000%	2/1/2025	A1	$2,000,000	$2,349,660

					3,529,120

INDIANA - 0.8%

Fort Wayne Waterworks, Water Utility Impt., Revenue Bond	2.000%	12/1/2020	Aa3	745,000	750,245
Indiana Municipal Power Agency, Series A, Revenue Bond	4.000%	1/1/2020	A1	750,000	750,000

					1,500,245

IOWA - 1.2%

Cedar Falls, Electric Utility, Revenue Bond	5.000%	12/1/2023	Aa2	2,000,000	2,292,200

KANSAS - 0.8%

Wyandotte County-Kansas City Unified Government Utility System, Water Utility Impt., Series A, Revenue Bond	5.000%	9/1/2020	A2	1,495,000	1,532,166

LOUISIANA - 0.5%

New Orleans, Sewer Impt., Revenue Bond	5.000%	6/1/2021	A2	600,000	631,542
Shreveport, Water & Sewer, Series B, Revenue Bond, AGM	3.000%	12/1/2022	A2	300,000	314,418

					945,960

MAINE - 1.0%

Maine Municipal Bond Bank, Various Purposes Impt., Series E, Revenue Bond	4.000%	11/1/2021	Aa2	570,000	599,931
Maine, Public Impt., Series B, G.O. Bond	5.000%	6/1/2021	Aa2	1,355,000	1,428,969

					2,028,900

MARYLAND - 4.6%

Baltimore, Sewer Impt., Series A, Revenue Bond	4.000%	7/1/2044	Aa2	2,000,000	2,242,340
Baltimore, Sewer Impt., Series C, Revenue Bond	5.000%	7/1/2026	Aa2	815,000	1,001,733
Baltimore, Water Utility Impt., Series C, Revenue Bond	4.000%	7/1/2036	A1	765,000	869,384
Baltimore, Water Utility Impt., Series C, Revenue Bond	4.000%	7/1/2037	A1	555,000	628,377
Maryland, Series 2-C, G.O. Bond	5.000%	8/1/2021	Aaa	1,000,000	1,061,640

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

MARYLAND (continued)

Montgomery County, Public Impt., Series A, G.O. Bond	5.000%	11/1/2032	Aaa	$2,365,000	$3,008,043

					8,811,517

MASSACHUSETTS - 3.4%

Commonwealth of Massachusetts, Series C, G.O. Bond	3.625%	10/1/2040	Aa1	3,000,000	3,029,430
Massachusetts Water Resources Authority, Series B, Revenue Bond, AGM	5.250%	8/1/2032	Aa1	970,000	1,346,185
North Reading, School Impt., G.O. Bond	5.000%	5/15/2035	Aa2	2,000,000	2,166,420

					6,542,035

MICHIGAN - 1.0%

Ann Arbor Sewage Disposal System, Revenue Bond	3.000%	7/1/2020	AA2	1,000,000	1,009,440
Ann Arbor Sewage Disposal System, Revenue Bond	2.000%	7/1/2027	AA2	820,000	837,761

					1,847,201

MINNESOTA - 1.2%

Minnesota State, Series D, G.O. Bond	5.000%	8/1/2024	Aa1	2,000,000	2,345,920

MISSOURI - 1.9%

Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond	4.000%	1/1/2025	Aa2	750,000	854,078
Metropolitan St Louis Sewer District, Sewer Impt., Series C, Revenue Bond	4.000%	5/1/2041	Aa1	2,000,000	2,194,640
Missouri State Health & Educational Facilities Authority, Revenue Bond	5.000%	1/1/2020	Aa2	725,000	725,000

					3,773,718

NEBRASKA - 0.5%

Nebraska Public Power District, Series B, Revenue Bond	5.000%	1/1/2020	A1	1,000,000	1,000,000

NEVADA - 0.7%

Clark County, Stadium Impt., Series A, G.O. Bond	5.000%	6/1/2036	Aa1	1,155,000	1,425,801

NEW HAMPSHIRE - 1.3%

New Hampshire State Turnpike System, Series B, Revenue Bond	5.000%	2/1/2020	Aa3	2,575,000	2,582,725

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

NEW JERSEY - 0.3%

New Jersey State Turnpike Authority, Unrefunded Balance, Series H, Revenue Bond	5.000%	1/1/2020	A2	$560,000	$560,000

NEW MEXICO - 1.9%

Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond	5.000%	7/1/2022	Aa2	1,250,000	1,370,225
Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	2,000,000	2,265,520

					3,635,745

NEW YORK - 19.6%

New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Subseries C-2, Revenue Bond	5.000%	5/1/2037	Aa1	2,740,000	3,350,472
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Subseries F-3, Revenue Bond	3.000%	2/1/2037	Aa1	3,000,000	3,082,530
New York City Water & Sewer System, Series EE, Revenue Bond	5.000%	6/15/2040	Aa1	3,500,000	4,263,770
New York City Water & Sewer System, Water Utility Impt., Series DD, Revenue Bond	5.000%	6/15/2047	Aa1	3,000,000	3,550,650
New York City, Public Impt., Subseries D1, G.O. Bond	4.000%	12/1/2042	Aa1	1,255,000	1,407,257
New York City, Series 1, G.O. Bond	5.000%	8/1/2020	Aa1	1,000,000	1,022,570
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa1	2,000,000	2,271,540
New York City, Series A, G.O. Bond	5.000%	8/1/2023	Aa1	2,000,000	2,271,540
New York State Dormitory Authority, School Impt., Series A, Revenue Bond	4.000%	3/15/2048	Aa1	3,000,000	3,325,380
New York State Dormitory Authority, School Impt., Series E, Revenue Bond	5.000%	3/15/2048	Aa1	3,000,000	3,627,750
New York State Dormitory Authority, School Impt., Series E, Revenue Bond, AGM	5.000%	10/1/2025	A2	860,000	982,266
New York State Dormitory Authority, Series 1, Revenue Bond	4.000%	7/1/2020	Aa3	420,000	426,451
New York State Dormitory Authority, Series A, Revenue Bond	5.000%	2/15/2028	Aa1	2,950,000	3,390,877
New York State Urban Development Corp., Highway Impt., Series C, Revenue Bond	5.000%	3/15/2024	Aa1	765,000	857,328
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond	5.000%	11/15/2023	A1	2,805,000	3,167,911

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

NEW YORK (continued)

Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2020	Aa3	$920,000	$951,906

					37,950,198

NORTH CAROLINA - 3.1%

Charlotte, Water & Sewer System, Revenue Bond	5.000%	12/1/2020	Aaa	1,400,000	1,449,994
Charlotte, Water & Sewer System, Revenue Bond	4.000%	7/1/2047	Aaa	2,000,000	2,232,640
North Carolina Medical Care Commission, Moses Cone Health System, Revenue Bond	5.000%	10/1/2020	AA2	580,000	596,756
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2020	A2	400,000	400,000
North Carolina, Series C, G.O. Bond	5.000%	5/1/2021	Aaa	1,200,000	1,262,484

					5,941,874

OHIO - 8.3%

American Municipal Power, Inc., Fremont Energy Center Project, Prerefunded Balance, Series B, Revenue Bond	5.000%	2/15/2023	A1	1,895,000	2,049,177
Brecksville-Broadview Heights City School District, School Impt., Prerefunded Balance, G.O. Bond	5.000%	12/1/2048	Aa2	1,000,000	1,129,310
Cincinnati Water System, Series B, Revenue Bond	5.000%	12/1/2026	Aaa	500,000	621,230
Cincinnati Water System, Series C, Revenue Bond	5.000%	12/1/2025	Aaa	1,000,000	1,213,750
Columbus, Sewer Impt., Revenue Bond	5.000%	6/1/2026	Aa1	520,000	611,712
Hamilton Wastewater System, Sewer Impt., Revenue Bond, BAM	4.000%	10/1/2041	A1	1,235,000	1,375,457
Middletown City School District, School Impt., Prerefunded Balance, G.O. Bond	5.250%	12/1/2040	AA2	1,000,000	1,118,570
Northeast Ohio Regional Sewer District, Sewer Impt., Revenue Bond	3.000%	11/15/2040	Aa1	2,080,000	2,144,646
Northeast Ohio Regional Sewer District, Sewer Impt., Revenue Bond	4.000%	11/15/2043	Aa1	1,565,000	1,747,307
Ohio State Turnpike Commission, Series A, Revenue Bond	5.250%	2/15/2027	Aa2	600,000	758,160
Ohio State, Public Impt., Series B, G.O. Bond	3.000%	9/1/2021	Aa1	2,000,000	2,063,360
Toledo Water System, Water Utility Impt., Series A, Revenue Bond	5.000%	11/15/2022	Aa3	610,000	652,517
Toledo, Capital Impt., G.O. Bond	5.000%	12/1/2020	A2	610,000	630,594

					16,115,790

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

OREGON - 3.8%

Oregon State Housing & Community Services
Department, Series A, Revenue Bond	1.950%	7/1/2020	Aa2	$215,000	$215,772
Portland Building Project, Series B, G.O. Bond	5.000%	6/15/2038	Aaa	4,000,000	4,961,640
Portland Sewer System, Series B, Revenue Bond	2.125%	6/15/2030	Aa2	1,000,000	1,018,090
Washington County Clean Water Services, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2021	Aa1	1,015,000	1,083,918

					7,279,420

PENNSYLVANIA - 1.9%

Allegheny County Sanitary Authority, Sewer Impt., Revenue Bond, AGM	4.000%	12/1/2035	A1	1,200,000	1,342,404
North Wales Water Authority, Series A, Revenue Bond	5.000%	11/1/2020	AA2	1,000,000	1,032,200
Pennsylvania Turnpike Commission, Highway Impt., Series A-1, Revenue Bond	5.000%	12/1/2023	A1	1,200,000	1,372,356

					3,746,960

SOUTH CAROLINA - 0.6%

Charleston, Waterworks & Sewer System, Prerefunded Balance, Revenue Bond	5.000%	1/1/2022	Aaa	530,000	550,654
Greenwood Metropolitan District, Sewer Impt., Revenue Bond	5.000%	10/1/2026	Aa3	500,000	614,145

					1,164,799

TENNESSEE - 2.8%

Knoxville Electric System Revenue, Electric Light & Power Impt., Series II, Revenue Bond	3.000%	7/1/2028	Aa2	1,090,000	1,161,351
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2023	Aa2	800,000	876,320
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2025	Aa2	705,000	771,157
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2020	Aa2	685,000	689,857
Memphis, Public Impt., G.O. Bond	4.000%	6/1/2044	Aa2	1,095,000	1,190,834
Newport Electric System, Revenue Bond, AGM	3.000%	5/1/2044	A1	775,000	779,999

					5,469,518

TEXAS - 4.3%

Austin Electric Utility, Series A, Revenue Bond	5.000%	11/15/2022	Aa3	500,000	554,995
Fort Worth Water & Sewer System, Revenue Bond	5.000%	2/15/2020	Aa1	550,000	552,514

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

MUNICIPAL BONDS (continued)

TEXAS (continued)

Harris County, Senior Lien, Toll Road Impt., Series B, Revenue Bond	5.000%	8/15/2023	Aa2	$600,000	$681,156
Houston Combined Utility System, Water & Sewer, Series B, Revenue Bond	4.000%	11/15/2044	Aa2	1,000,000	1,130,220
Houston Independent School District, School Impt., G.O. Bond	5.000%	7/15/2021	Aaa	1,000,000	1,059,760
McKinney Waterworks & Sewer System, Water Utility Impt., Revenue Bond	3.000%	3/15/2039	Aa1	1,000,000	1,037,440
North Texas Municipal Water District, Sewer Impt., Revenue Bond	3.500%	6/1/2035	Aa2	1,000,000	1,060,040
North Texas Tollway Authority, Series A, Revenue Bond	5.000%	1/1/2026	A1	500,000	571,920
San Antonio Electric & Gas, Junior Lien, Revenue Bond	4.000%	2/1/2038	Aa2	1,000,000	1,146,030
San Antonio Water System, Junior Lien, Series A, Revenue Bond	5.000%	5/15/2026	Aa2	500,000	608,260

					8,402,335

UTAH - 0.3%

Central Utah Water Conservancy District, Series B, Revenue Bond	5.000%	10/1/2025	AA2	500,000	604,270

VIRGINIA - 1.3%

Norfolk Water & Sewer System, Revenue Bond	5.000%	11/1/2029	AA2	2,000,000	2,521,800

WASHINGTON - 5.8%

Everett Water & Sewer, Revenue Bond	5.000%	12/1/2020	AA2	1,330,000	1,377,627
King County, Series E, G.O. Bond	5.000%	6/1/2022	Aaa	2,000,000	2,185,480
King County, Water & Sewer, Revenue Bond	4.000%	7/1/2045	Aa1	2,000,000	2,141,440
King County, Water & Sewer, Series B, Revenue Bond	5.000%	1/1/2020	Aa1	750,000	750,000
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	5.000%	9/1/2021	Aa1	2,000,000	2,128,700
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	4.000%	4/1/2034	Aa1	2,435,000	2,730,122

					11,313,369

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT RATING[1] (UNAUDITED)
	COUPON RATE	MATURITY DATE			PRINCIPAL	VALUE (NOTE 2)
					AMOUNT/ SHARES

MUNICIPAL BONDS (continued)

WISCONSIN - 0.5%

Milwaukee Sewerage System, Sewer Impt., Series S7, Revenue Bond	3.000%	6/1/2031	A	[2]	$1,000,000	$1,040,720

TOTAL MUNICIPAL BONDS (Identified Cost $180,753,574)						186,394,224

U.S. TREASURY SECURITIES - 1.0%

U.S. Treasury Notes - 1.0%
U.S. Treasury Floating Rate Note[3], (3 mo. US Treasury Bill Yield + 0.300%), 1.826%, 10/31/2021 (Identified Cost $2,001,083)					2,000,000	2,003,360

U.S. GOVERNMENT AGENCIES - 0.6%

Other Agencies - 0.6%
Freddie Mac Multifamily ML Certificates, Series 2019-ML05, Class ACA	3.35%	11/25/2033			497,433	538,512
Freddie Mac Multifamily ML Certificates, Series 2019-ML05, Class AUS	3.40%	1/25/2036			491,177	543,964

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $1,004,762)						1,082,476

SHORT-TERM INVESTMENT - 1.2%

Dreyfus Government Cash Management, Institutional Shares (Identified Cost $2,245,024)	1.51%[4]				2,245,024	2,245,024

TOTAL INVESTMENTS - 99.0% (Identified Cost $186,004,443)						191,725,084
OTHER ASSETS, LESS LIABILITIES - 1.0%						2,005,127

NET ASSETS - 100%						$193,730,211

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Floating rate security. Rate shown is the rate in effect as of December 31, 2019.

4Rate shown is the current yield as of December 31, 2019.

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2019

ASSETS:

Investments, at value (identified cost $186,004,443) (Note 2)	$191,725,084
Interest receivable	2,057,357
Dividends receivable	5,939
Receivable for securities sold	5,000
Prepaid expenses	5,311

TOTAL ASSETS	193,798,691

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	20,006
Accrued management fees (Note 3)	1,865
Accrued Chief Compliance Officer service fees (Note 3)	1,170
Payable for fund shares repurchased	23,114
Audit fees payable	9,469
Accrued printing and postage fees payable	7,590
Other payables and accrued expenses	5,266

TOTAL LIABILITIES	68,480

TOTAL NET ASSETS	$193,730,211

NET ASSETS CONSIST OF:

Capital stock	$173,804
Additional paid-in-capital	187,589,699
Total distributable earnings (loss)	5,966,708

TOTAL NET ASSETS	$193,730,211

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($4,393,801/394,325 shares)	$11.14

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($189,336,410/16,986,063 shares)	$11.15

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME:

Interest	$5,387,756
Dividends	112,526

Total Investment Income	5,500,282

EXPENSES:

Management fees (Note 3)	1,228,573
Fund accounting and administration fees (Note 3)	92,704
Directors’ fees (Note 3)	23,881
Chief Compliance Officer service fees (Note 3)	3,109
Custodian fees	9,568
Miscellaneous	127,908

Total Expenses	1,485,743
Less reduction of expenses (Note 3)	(952,019)

Net Expenses	533,724

NET INVESTMENT INCOME	4,966,558

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	2,988,246
Net change in unrealized appreciation (depreciation) on investments	6,471,799

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	9,460,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,426,603

The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,966,558	$3,916,840
Net realized gain (loss) on investments	2,988,246	(297,506)
Net change in unrealized appreciation (depreciation) on investments	6,471,799	(1,870,441)

Net increase from operations	14,426,603	1,748,893

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class A	(258,792)	(3,880,794)
Class W	(6,689,944)	—

Total distributions to shareholders	(6,948,736)	(3,880,794)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(111,561,252)	21,616,363

Net increase (decrease) in net assets	(104,083,385)	19,484,462

NET ASSETS:

Beginning of year	297,813,596	278,329,134

End of year	$193,730,211	$297,813,596

The accompanying notes are an integral part of the financial statements.

17

Diversified Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each year):

Net asset value - Beginning of year	$10.90	$10.98	$10.86	$11.07	$11.00

Income (loss) from investment operations:
Net investment income[1]	0.17	0.15	0.13	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.39	(0.08)	0.13	(0.20)	0.08

Total from investment operations	0.56	0.07	0.26	(0.09)	0.17

Less distributions to shareholders:
From net investment income	(0.20)	(0.15)	(0.14)	(0.12)	(0.10)
From net realized gain on investments	(0.12)	—	—	—	—

Total distributions to shareholders	(0.32)	(0.15)	(0.14)	(0.12)	(0.10)

Net asset value - End of year	$11.14	$10.90	$10.98	$10.86	$11.07

Net assets - End of year (000’s omitted)	$4,394	$297,814	$278,329	$316,386	$358,584

Total return[2]	5.10%	0.65%	2.37%	(0.83% )	1.51%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.58%	0.59%	0.58%	0.57%	0.57%
Net investment income	1.62%	1.42%	1.22%	1.01%	0.80%
Series portfolio turnover	29%	12%	4%	16%	33%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

18

Diversified Tax Exempt Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 12/31/19

Per share data (for a share outstanding throughout the period):

Net asset value - Beginning of period	$11.01

Income from investment operations:
Net investment income[2]	0.20
Net realized and unrealized gain (loss) on investments	0.31

Total from investment operations	0.51

Less distributions to shareholders:
From net investment income	(0.25)
From net realized gain on investments	(0.12)

Total distributions to shareholders	(0.37)

Net asset value - End of period	$11.15

Net assets - End of period (000’s omitted)	$189,336

Total return[3]	4.61%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.11%
Net investment income[4]	2.14%
Series portfolio turnover	29%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount4:

0.50%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

19

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). Class W shares were issued March 1, 2019. While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2019, 8.9 billion shares have been designated in total among 31 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock and 50 million have been designated as Diversified Tax Exempt Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair

20

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$186,394,224	$—	$186,394,224	$—
U.S. Treasury and other U.S. Government agencies	3,085,836	—	3,085,836	—
Short-Term Investment	2,245,024	2,245,024	—	—

Total assets	$191,725,084	$2,245,024	$189,480,060	$—

There were no Level 3 securities held by the Series as of December 31, 2018 or December 31, 2019.

New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. This guidance was adopted by the Series as of January 1, 2019 on a modified retrospective basis. The cost basis of the securities on January 1, 2019 has been decreased by $74. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value for any Class of the Series.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

21

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2016 through December 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series);

22

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the advisor that is separate from the fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), to 0.85% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $952,019 in management fees for Class W for the year ended December 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor did not waive or reimburse expenses for Class A and Class W for the year ended December 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $67,674,449 and $173,743,861, respectively. Purchases of U.S. Government securities, other than short-term securities, were $2,001,106. There were no sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class A and Class W of Diversified Tax Exempt Series were:

CLASS A	FOR THE YEAR ENDED 12/31/19		FOR THE YEAR ENDED 12/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	604,801	$6,700,600	4,863,994	$52,900,167
Reinvested	22,708	251,634	310,100	3,362,079
Repurchased	(27,558,330)	(303,551,588)	(3,192,267)	(34,645,883)

Total	(26,930,821)	$(296,599,354)	1,981,827	$21,616,363

23

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT
Sold	27,664,974	$304,969,924
Reinvested	541,092	6,036,584
Repurchased	(11,220,003)	(125,968,406)

Total	16,986,063	$185,038,102

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended December 31, 2019, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2019.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
Ordinary income	$ 941,373	$ 56,979
Tax exempt income	$4,853,907	$3,823,815
Long-term capital gains	$1,153,456	—

24

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$185,989,998
Unrealized appreciation	5,840,206
Unrealized depreciation	(115,292)

Net unrealized appreciation	$5,724,914

Undistributed tax exempt income	$241,793
Qualified late-year losses[1]	$29

1The Series has elected to defer certain qualified late-year short-term capital losses and recognize such losses in the year ending December 31, 2020.

At December 31, 2019, the capital loss carryover utilized in the current year was $1,024,715.

25

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Diversified Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

26

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $4,853,907 as tax exempt dividends for the year ended December 31, 2019. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $1,211,129 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

27

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 21, 2019, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 25, 2019 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. Representatives of the Advisor discussed improved performance for many of the Series over the one- and three-year time periods ending September 30, 2019. The Board discussed with Representatives of the Advisor, performance challenges that continue to impact the three- and five-year performance of certain Fund’s strategies resulting from periods of underperformance in 2014 and 2016. After discussion, the Board acknowledged the improved short term performance of many of the Series and concluded that notwithstanding the performance challenges that continue to impact certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. Representatives of the Advisor discussed the multi-year fee restructuring initiative which was completed by the Advisor on March 1, 2019 to increase the competitiveness of the Fund’s fees. The fee

28

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

restructuring project also resulted in a set of standardized share classes to help support the Fund’s distribution efforts across client types and varying intermediary distribution models.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. The Board acknowledged that the fee restructuring project completed on March 1, 2019 reduced the expense ratios for shareholders in many Series. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

29

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director (1997 to present); Chief Executive Officer
(1997-2019) - Ashley Companies (property management and investment) .
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During	Ashley Companies (1997 - present)
Past 5 Years:

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)
(2012-present); Caelum BioSciences (biomedical)(2018-present)

30

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (University)(2005-present); Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019); Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) (2019 – present)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director – Manning & Napier Investor Services, Inc. (since 2019)

31

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer (since 2013); Broker-Dealer Assistant Corporate Secretary (since 2011) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. (since 2018)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

32

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33

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/19-AR

  Manning & Napier Fund, Inc.

  New York Tax Exempt Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

New York Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

The municipal bond market posted positive returns for the twelve-month period ending December 31, 2019. Despite some intra-year volatility, interest rates fell roughly 55 to 100 basis points across the yield curve as demand remained high for sources of tax-free income. Additionally, credit spreads ended the year tighter than the previous year as investors continued to search for sources of higher yield. Given these dynamics, longer-dated securities outperformed shorter-dated securities and lower-quality outperformed higher-quality.

The NY Tax Exempt Series Class A shares delivered positive absolute returns, returning 4.86% during the year, but underperformed its benchmark, the Intercontinental (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index, which returned 5.64%.

The Series underperformance was more modest when viewed on a gross-of-fee basis, with allocations to longer-dated securities contributing positively to performance as yields broadly fell. As compared to the benchmark, the Series’ underweight allocation to middle tier credits detracted from relative returns as spreads tightened.

In terms of positioning, we continue to believe a modest duration remains in investors’ best interests. Going forward, we would view an increase in rates or a more negative view of the economy as an attractive opportunity to increase duration. Alternatively, should we see rates move lower without an accompanying meaningful change in the economic environment, we may look to decrease duration as investors are not likely being compensated for taking on the additional risk associated with longer-term bonds.

Our economic outlook remains constructive towards revenue bonds, which continue to offer attractive valuations while exhibiting stable credit fundamentals. Within revenue bonds, we maintain a focus on higher quality/essential service bonds (e.g., water and sewer authorities).

With respect to general obligations, we believe that the state is in a relatively stable credit position. We do however believe it’s unlikely that we see broad improvement in the sector considering where we are in the cycle and valuations. At the local level, our outlook also remains stable as property taxes are relatively healthy.

While 2019 was a very strong year for municipal bonds, we believe investor return expectations for the coming year should be tempered as the fixed income landscape remains challenging due to low starting rates. That stated, we believe a flexible approach with the ability to adapt to changing environments (e.g., uncovering risks and opportunities) will remain essential to achieving investor objectives.

Performance for the New York Tax Exempt Series Class A shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

New York Tax Exempt Series

Performance Update as of December 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

New York Tax Exempt Series - Class A2	4.86%	1.67%	1.96%

New York Tax Exempt Series - Class W2,3	5.34%	1.76%	2.01%

Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index[4]	5.64%	2.55%	3.08%

The following graph compares the value of a $10,000 investment in the New York Tax Exempt Series - Class A for the ten years ended December 31, 2019 to the Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2019, this net expense ratio was 0.63% for Class A and 0.16% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.63% for Class A and 0.66% for Class W for the year ended December 31, 2019.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

4The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) 1-12 Year Municipal Bond Index is a subset of the ICE BofAML U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/19	ENDING ACCOUNT VALUE 12/31/19	EXPENSES PAID DURING PERIOD* 7/1/19-12/31/19	ANNUALIZED EXPENSE RATIO

Class A

Actual	$1,000.00	$1,012.00	$3.65	0.72%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%

Class W

Actual	$1,000.00	$1,014.30	$0.96	0.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.97	0.19%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios states above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2019

(unaudited)

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

NEW YORK MUNICIPAL BONDS - 98.2%

Ardsley, Parking Facility Impt., Series A, G.O. Bond	3.000%	7/15/2039	Aa2	$1,000,000	$1,038,070
Arlington Central School District, G.O. Bond	4.000%	12/15/2021	Aa2	300,000	317,337
Babylon, Various Purposes, Public Impt., Series B, G.O. Bond	2.250%	12/1/2026	Aaa	705,000	740,201
Bedford Central School District, G.O. Bond	2.000%	10/15/2021	Aa2	500,000	503,890
Briarcliff Manor, Public Impt., Series A, G.O. Bond	3.000%	2/1/2020	Aa2	265,000	265,427
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	4.000%	7/1/2022	A2	300,000	321,030
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	7/1/2023	A2	300,000	340,602
Buffalo Municipal Water Finance Authority, Water Utility Impt., Series A, Revenue Bond, AGM	5.000%	7/1/2039	AA2	250,000	296,265
Buffalo Municipal Water Finance Authority, Water Utility Impt., Series A, Revenue Bond, AGM	5.000%	7/1/2043	AA2	600,000	705,096
Buffalo Municipal Water Finance Authority, Water Utility Impt., Series A, Revenue Bond, AGM	5.000%	7/1/2048	AA2	250,000	292,103
Canandaigua City School District, G.O. Bond	2.125%	6/15/2026	Aa3	540,000	563,490
Canandaigua, Public Impt., G.O. Bond	3.000%	12/15/2028	AA2	570,000	617,703
Chenango Valley Central School District, G.O. Bond, AGM	2.125%	6/15/2021	A2	500,000	506,845
Clarence Central School District, G.O. Bond	4.000%	5/15/2021	Aa2	250,000	260,152
Clarkstown Central School District, G.O. Bond	4.000%	10/15/2021	Aa2	500,000	511,790
Dutchess County, G.O. Bond	2.125%	12/15/2023	AA2	850,000	877,514
Erie County Fiscal Stability Authority, Series D Revenue Bond	5.000%	9/1/2038	Aa1	1,000,000	1,228,570
Essex County, Public Impt., G.O. Bond	5.000%	5/1/2020	AA2	500,000	506,605
Greece Central School District, G.O. Bond, BAM	2.500%	6/15/2023	Aa3	620,000	648,774
Greene County, Correctional Facility Impt., G.O. Bond	2.625%	12/1/2048	Aa2	1,000,000	911,890
Irondequoit, Public Impt., G.O. Bond	3.000%	4/15/2042	Aa3	560,000	574,476
Iroquois Central School District, School Impt., G.O. Bond	2.000%	6/15/2021	Aa2	500,000	502,620
Ithaca, Series B, G.O. Bond	3.000%	7/15/2042	Aa2	440,000	442,583
Ithaca, Series B, G.O. Bond	3.000%	7/15/2043	Aa2	400,000	401,788
Kings Park Central School District, G.O. Bond	2.000%	8/1/2020	Aa2	500,000	502,870
Mamaroneck, Various Purposes, Public Impt., G.O. Bond	2.000%	7/15/2020	Aaa	335,000	336,956
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2022	A1	250,000	276,600
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2025	A1	505,000	557,611
Metropolitan Transportation Authority, Subseries B-1, Revenue Bond	5.000%	11/15/2024	AA2	1,885,000	2,169,013
Metropolitan Transportation Authority, Transit Impt., Subseries B-2, Revenue Bond	5.000%	11/15/2021	A1	1,000,000	1,070,310

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Naples Central School District, G.O. Bond, BAM	2.500%	6/15/2020	AA2	$710,000	$714,828
Nassau County Sewer & Storm Water Finance Authority, Series A, Revenue Bond	5.000%	10/1/2022	Aa3	500,000	555,275
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-2, Revenue Bond	5.000%	7/15/2023	Aa2	2,000,000	2,269,900
New York City Transitional Finance Authority, Building Aid, School Impt., Series S-3, Revenue Bond	5.000%	7/15/2023	Aa2	970,000	1,027,802
New York City Transitional Finance Authority, Building Aid, Series S-1, Revenue Bond	5.000%	7/15/2023	Aa2	820,000	930,659
New York City Transitional Finance Authority, Building Aid, Series S-2A, Revenue Bond	5.000%	7/15/2033	Aa2	1,000,000	1,244,240
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series A-1, Revenue Bond	3.250%	8/1/2035	Aa1	1,000,000	1,046,800
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series C-1, Revenue Bond	4.000%	11/1/2042	Aa1	1,680,000	1,886,657
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series E-1, Revenue Bond	5.000%	2/1/2026	Aa1	475,000	562,386
New York City Transitional Finance Authority, Future Tax Secured, Series B, Revenue Bond	5.000%	11/1/2024	Aa1	3,000,000	3,329,130
New York City Water & Sewer System, Series A, Revenue Bond	3.000%	6/15/2036	Aa1	1,250,000	1,292,762
New York City Water & Sewer System, Water Utility Impt., Series DD, Revenue Bond	5.000%	6/15/2047	Aa1	3,000,000	3,550,650
New York City Water & Sewer System, Water Utility Impt., Subseries BB-1, Revenue Bond	5.000%	6/15/2046	Aa1	2,000,000	2,392,300
New York City, Public Impt., Subseries D1, G.O. Bond	4.000%	12/1/2041	Aa1	1,650,000	1,854,039
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa1	2,700,000	3,066,579
New York City, Series C, G.O. Bond	5.000%	8/1/2031	Aa1	1,500,000	1,867,095
New York State Dormitory Authority, Income Tax Revenue, Series E, Revenue Bond	3.500%	3/15/2037	Aa1	850,000	887,698
New York State Dormitory Authority, School Impt., Series A, Revenue Bond	5.000%	3/15/2030	Aa1	1,500,000	1,850,355
New York State Dormitory Authority, School Impt., Series A, Revenue Bond	4.000%	10/1/2037	Aa3	1,000,000	1,130,840
New York State Dormitory Authority, School Impt., Series A, Revenue Bond	4.000%	10/1/2038	Aa3	1,000,000	1,127,040
New York State Dormitory Authority, School Impt., Series A, Revenue Bond	5.000%	3/15/2045	Aa1	1,680,000	2,034,413
New York State Dormitory Authority, School Impt., Series A, Revenue Bond	4.000%	3/15/2047	Aa1	1,050,000	1,153,740
New York State Dormitory Authority, School Impt., Series A, Revenue Bond	4.000%	3/15/2048	Aa1	1,350,000	1,499,404

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York State Dormitory Authority, School Impt., Series A, Revenue Bond	4.000%	3/15/2048	Aa1	$600,000	$665,076
New York State Dormitory Authority, School Impt., Series E, Revenue Bond, AGM	5.000%	10/1/2025	A2	1,000,000	1,142,170
New York State Environmental Facilities Corp., Water Utility Impt., Revenue Bond	5.000%	6/15/2025	Aaa	1,000,000	1,057,720
New York State Environmental Facilities Corp., Water Utility Impt., Series B, Revenue Bond	4.000%	8/15/2046	Aaa	2,000,000	2,193,140
New York State Environmental Facilities Corp., Water Utility Impt., Series B, Revenue Bond	4.000%	6/15/2049	Aaa	1,000,000	1,129,560
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2020	Aa1	550,000	554,362
New York State Urban Development Corp., Highway Impt., Series A, Revenue Bond	5.000%	3/15/2037	Aa1	500,000	587,310
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2021	Aa1	1,000,000	1,047,720
New York State, Water Utility Impt., Series E, G.O. Bond	4.250%	12/15/2041	Aa1	480,000	504,336
Niagara County, Water Utility Impt., G.O. Bond	2.000%	2/1/2020	Aa3	500,000	500,405
North Colonie Central School District, G.O. Bond	4.000%	7/15/2020	AA2	400,000	406,280
Onondaga County, Public Impt., Correctional Facility Impt., G.O. Bond	3.000%	6/1/2035	Aa3	1,000,000	1,023,890
Onondaga County, Public Impt., Recreational Facility Impt., G.O. Bond	5.000%	5/1/2020	Aa3	250,000	253,310
Onondaga County, Public Impt., Telecommunications Impt., G.O. Bond	5.000%	5/15/2022	Aa3	1,000,000	1,094,260
Onondaga County, Public Impt., Telecommunications Impt., G.O. Bond	5.000%	5/15/2023	Aa3	1,000,000	1,132,720
Onondaga County, Public Impt., Water Utility Impt., G.O. Bond	2.125%	6/15/2030	Aa3	715,000	721,328
Orange County, Various Purposes Impt., Series A, G.O. Bond, AGM	5.000%	3/1/2023	Aa2	520,000	584,792
Pittsford Central School District, G.O. Bond	4.000%	10/1/2021	Aa1	350,000	368,235
Pittsford, Public Impt., G.O. Bond	2.000%	11/1/2026	Aaa	595,000	622,673
Port Authority of New York & New Jersey, Airport & Marina Impt., Consolidated Series 189, Revenue Bond	5.000%	5/1/2024	Aa3	800,000	931,584
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2024	Aa3	765,000	879,306
Port Authority of New York & New Jersey, Consolidated Series 184, Revenue Bond	5.000%	9/1/2025	Aa3	2,500,000	2,937,325
Rensselaer County, Nursing Homes, Public Impt., G.O. Bond	2.000%	7/15/2020	AA2	930,000	930,679
Rochester, School Impt., Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	A2	95,000	104,655
Roslyn Union Free School District, G.O. Bond	5.000%	10/15/2020	Aa1	215,000	221,725

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Investment Portfolio - December 31, 2019

			CREDIT
	COUPON	MATURITY	RATING[1]	PRINCIPAL	VALUE
	RATE	DATE	(UNAUDITED)	AMOUNT	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Shenendehowa Central School District, G.O. Bond	4.000%	7/15/2020	AA2	$475,000	$482,814
Southold Union Free School District, School Impt., G.O. Bond	3.000%	6/15/2028	Aa2	435,000	467,077
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond	5.000%	6/1/2021	AAA[2]	1,225,000	1,295,254
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond	4.000%	6/1/2022	WR3	25,000	26,440
Suffolk County Water Authority, Unrefunded Balance, Revenue Bond	4.000%	6/1/2022	AAA[2]	175,000	184,702
Sullivan County, Public Impt., G.O. Bond	3.000%	11/15/2023	AA2	500,000	536,530
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2023	Aa3	350,000	402,448
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	4.000%	11/15/2044	Aa3	500,000	565,750
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond	5.000%	11/15/2024	Aa3	650,000	771,121
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2022	Aa3	1,000,000	1,112,400
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2024	Aa3	1,000,000	1,111,800
Ulster County, Public Impt., G.O. Bond	3.000%	11/15/2027	AA2	425,000	468,724
Ulster County, Public Impt., Series B, G.O. Bond	2.000%	11/15/2020	AA2	685,000	691,370
Vestal Central School District, G.O. Bond	2.000%	6/15/2025	Aa2	685,000	712,674
Voorheesville Central School District, G.O. Bond	5.000%	6/15/2021	AA2	500,000	528,865
Warren County, Public Impt., G.O. Bond, AGM	4.000%	7/15/2020	AA2	500,000	507,850
Wayne County, Public Impt., G.O. Bond	3.000%	6/1/2021	Aa2	295,000	303,582
Webster Central School District, School Impt., G.O. Bond	2.000%	10/15/2021	AA2	315,000	319,375
Yonkers, Public Impt., Series C, G.O. Bond, AGM	4.000%	8/15/2020	A2	350,000	356,216

TOTAL MUNICIPAL BONDS
(Identified Cost $85,186,593)					88,002,326

U.S. GOVERNMENT AGENCIES - 0.6%

Other Agencies - 0.6%
Freddie Mac Multifamily ML Certificates, Series 2019-ML05, Class AUS
(Identified Cost $499,177)	3.40%	1/25/2036		491,177	543,964

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Investment Portfolio - December 31, 2019

	COUPON		VALUE
	RATE	SHARES	(NOTE 2)

SHORT-TERM INVESTMENT - 0.3%

Dreyfus Government Cash Management, Institutional Shares
(Identified Cost $274,974)	1.51%[4]	274,974	$274,974

TOTAL INVESTMENTS - 99.1%
(Identified Cost $85,960,744)			88,821,264
OTHER ASSETS, LESS LIABILITIES - 0.9%			851,749

NET ASSETS - 100%			$89,673,013

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2019, there is no rating available (unaudited).

4Rate shown is the current yield as of December 31, 2019.

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2019

ASSETS:

Investments, at value (identified cost $85,960,744) (Note 2)	$88,821,264
Interest receivable	828,192
Receivable for fund shares sold	65,688
Dividends receivable	528
Prepaid expenses	389

TOTAL ASSETS	89,716,061

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	16,079
Accrued Chief Compliance Officer service fees (Note 3)	1,170
Accrued management fees (Note 3)	827
Audit fees payable	9,469
Payable for fund shares repurchased	6,787
Accrued printing and postage fees payable	5,379
Other payables and accrued expenses	3,337

TOTAL LIABILITIES	43,048

TOTAL NET ASSETS	$89,673,013

NET ASSETS CONSIST OF:

Capital stock	$85,446
Additional paid-in-capital	86,573,752
Total distributable earnings (loss)	3,013,815

TOTAL NET ASSETS	$89,673,013

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,952,089/186,089 shares)	$10.49

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($87,720,924/8,358,535 shares)	$10.49

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME:

Interest	$2,545,220
Dividends	57,608

Total Investment Income	2,602,828

EXPENSES:

Management fees (Note 3)	581,717
Fund accounting and administration fees (Note 3)	73,583
Directors’ fees (Note 3)	11,340
Chief Compliance Officer service fees (Note 3)	3,109
Audit fees	44,837
Custodian fees	4,663
Miscellaneous	43,782

Total Expenses	763,031
Less reduction of expenses (Note 3)	(457,418)

Net Expenses	305,613

NET INVESTMENT INCOME	2,297,215

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	1,577,854
Net change in unrealized appreciation (depreciation) on investments	2,835,962

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,413,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,711,031

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,297,215	$2,022,848
Net realized gain (loss) on investments	1,577,854	(191,635)
Net change in unrealized appreciation (depreciation) on investments	2,835,962	(1,261,106)

Net increase from operations	6,711,031	570,107

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class A	(113,686)	(2,011,419)
Class W	(3,626,022)	—

Total distributions to shareholders	(3,739,708)	(2,011,419)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(51,992,335)	(13,882,426)

Net increase (decrease) in net assets	(49,021,012)	(15,323,738)

NET ASSETS:

Beginning of year	138,694,025	154,017,763

End of year	$89,673,013	$138,694,025

The accompanying notes are an integral part of the financial statements.

13

New York Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.34	$10.43	$10.31	$10.50	$10.42

Income (loss) from investment operations:
Net investment income[1]	0.16	0.14	0.12	0.10	0.08
Net realized and unrealized gain (loss) on investments	0.34	(0.08)	0.11	(0.18)	0.08

Total from investment operations	0.50	0.06	0.23	(0.08)	0.16

Less distributions to shareholders:
From net investment income	(0.18)	(0.15)	(0.11)	(0.11)	(0.08)
From net realized gain on investments	(0.17)	—	— [2]	— [2]	—

Total distributions to shareholders	(0.35)	(0.15)	(0.11)	(0.11)	(0.08)

Net asset value - End of year	$10.49	$10.34	$10.43	$10.31	$10.50

Net assets - End of year (000’s omitted)	$1,952	$138,694	$154,018	$161,292	$174,603

Total return[3]	4.86%	0.54%	2.27%	(0.79% )	1.54%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.63%	0.62%	0.60%	0.60%	0.60%
Net investment income	1.56%	1.39%	1.12%	0.93%	0.74%
Series portfolio turnover	24%	21%	9%	19%	35%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

14

New York Tax Exempt Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.45

Income from investment operations:
Net investment income[2]	0.19
Net realized and unrealized gain (loss) on investments	0.25

Total from investment operations	0.44

Less distributions to shareholders:
From net investment income	(0.23)
From net realized gain on investments	(0.17)

Total distributions to shareholders	(0.40)

Net asset value - End of period	$10.49

Net assets - End of period (000’s omitted)	$87,721

Total return[3]	4.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.16%
Net investment income[4]	2.09%
Series portfolio turnover	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:
0.50%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). Class W shares were issued March 1, 2019. While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2019, 8.9 billion shares have been designated in total among 31 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock and 50 million have been designated as New York Tax Exempt Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair

16

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$ 88,002,326	$ —	$ 88,002,326	$ —
U.S. Treasury and other U.S. Government agencies	543,964	—	543,964	—
Short-Term Investment	274,974	274,974	—	—

Total assets	$ 88,821,264	$ 274,974	$ 88,546,290	$ —

There were no Level 3 securities held by the Series as of December 31, 2018 or December 31, 2019.

New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. This guidance was adopted by the Series as of January 1, 2019 on a modified retrospective basis. The cost basis of the securities on January 1, 2019 has been decreased by $286. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value for any Class of the Series.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purpose.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

17

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2016 through December 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017 as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and

18

New York Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the advisor that is separate from the fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), to 0.85% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $457,418 in management fees for Class W for the year ended December 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor did not waive or reimburse expenses for Class A and Class W for the year ended December 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $26,893,731 and $74,894,707, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class A and Class W of New York Tax Exempt Series were:

	FOR THE YEAR		FOR THE YEAR
CLASS A	ENDED 12/31/19		ENDED 12/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	62,199	$669,305	716,982	$7,402,714
Reinvested	10,504	110,162	183,590	1,887,800
Repurchased	(13,303,270)	(139,046,760)	(2,248,036)	(23,172,940)

Total	(13,230,567)	$(138,267,293)	(1,347,464)	$(13,882,426)

19

New York Tax Exempt Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT
Sold	13,074,577	$136,695,987
Reinvested	332,040	3,497,097
Repurchased	(5,048,082)	(53,918,126)

Total	8,358,535	$86,274,958

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended December 31, 2019, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2019.

8.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

20

New York Tax Exempt Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
Ordinary income	$ 322,102	$ 45,982
Tax exempt income	$2,265,415	$1,965,437
Long-term capital gains	$1,152,191	$ —

At December 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$85,939,099
Unrealized appreciation	3,018,548
Unrealized depreciation	(134,269)

Net unrealized appreciation	$2,884,279

Undistributed tax exempt income	$129,538
Qualified late-year losses[1]	$16

1The Series has elected to defer certain qualified late-year short-term capital losses and recognize such losses in the year ending December 31, 2020.

At December 31, 2019, the capital loss carryover utilized in the current year was $195,194.

21

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of New York Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

22

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $2,265,415 as tax exempt dividends for the year ended December 31, 2019. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $1,209,801 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

23

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 21, 2019, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 25, 2019 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. Representatives of the Advisor discussed improved performance for many of the Series over the one- and three-year time periods ending September 30, 2019. The Board discussed with Representatives of the Advisor, performance challenges that continue to impact the three- and five-year performance of certain Fund’s strategies resulting from periods of underperformance in 2014 and 2016. After discussion, the Board acknowledged the improved short term performance of many of the Series and concluded that notwithstanding the performance challenges that continue to impact certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. Representatives of the Advisor discussed the multi-year fee restructuring initiative which was completed by the Advisor on March 1, 2019 to increase the competitiveness of the Fund’s fees. The fee

24

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

restructuring project also resulted in a set of standardized share classes to help support the Fund’s distribution efforts across client types and varying intermediary distribution models.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. The Board acknowledged that the fee restructuring project completed on March 1, 2019 reduced the expense ratios for shareholders in many Series. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

25

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director (1997 to present); Chief Executive Officer
(1997-2019) - Ashley Companies (property management and investment).
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During	Ashley Companies (1997 - present)
Past 5 Years:

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)
(2012-present); Caelum BioSciences (biomedical)(2018-present)

26

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (University)(2005-present); Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019); Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) (2019 – present)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director – Manning & Napier Investor Services, Inc. (since 2019)

27

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer (since 2013); Broker-Dealer Assistant Corporate Secretary (since 2011) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. (since 2018)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/19-AR

  Manning & Napier Fund, Inc.

  Core Bond Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Holdings will consist of US dollar denominated securities. The Series is not subject to maturity or duration restrictions.

Performance Commentary

Fixed income markets posted positive returns for the twelve-month period ending December 31, 2019. Despite some intra-year volatility, interest rates fell roughly 60 to 100 basis points across the yield curve during the year amid recessionary fears, geopolitical uncertainty, and a global central bank shift towards more accommodative monetary policy. Additionally, investment grade corporate credit spreads ended the year ~60 basis points tighter than the previous year as investors continued to search for sources of yield. Given these dynamics, longer-dated Treasuries outperformed shorter-dated Treasuries and corporate bonds were the best performing fixed income sector for the year.

The Core Bond Series Class S shares delivered a positive absolute return of 8.18% during 2019, but modestly underperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, which returned 8.72%.

When viewed on a gross-of-fee basis, the Series outperformed the benchmark, with positioning in corporate bonds contributing positively to performance. Yield curve positioning also contributed to relative performance, whereas a somewhat shorter duration at times marginally detracted from relative returns.

In terms of positioning, we continue to believe a modest duration remains in investors’ best interests. Going forward, we would view an increase in rates or a more negative view of the economy as an attractive opportunity to increase duration. Alternatively, should we see rates move lower without an accompanying meaningful change in the economic environment, we may look to decrease duration as investors are not likely being compensated for taking on the additional risk associated with longer-term bonds.

On a sector basis, we view corporate bonds as fairly valued as the environment remains accommodative in the near term. As spreads tighten, we may look to use the opportunity to reduce corporate exposure as we are in the later stages of the economic cycle. Additionally, we continue to find value in shorter-dated, higher-quality securitized credit and, more recently, in Treasury Inflation Protected Securities (TIPS) given relatively low inflation expectations being priced in the market. Finally, with respect to mortgages, falling valuations and increased volatility have made the sector more attractive.

While 2019 was a very strong year for fixed income, we believe investor return expectations for the coming year should be tempered as the fixed income landscape remains challenging due to low starting rates. That stated, we believe a flexible approach with the ability to adapt to changing environments while uncovering risks and opportunities will remain essential to achieving investor objectives.

Performance for the Core Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Core Bond Series

Performance Update as of December 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Core Bond Series - Class S2	8.18%	2.62%	3.99%

Core Bond Series - Class I2,3	8.38%	2.83%	4.09%

Core Bond Series - Class W2,4	8.78%	2.73%	4.04%

Core Bond Series - Class Z2,4	8.55%	2.69%	4.02%

Bloomberg Barclays U.S. Aggregate Bond Index[5]	8.72%	3.05%	3.75%

The following graph compares the value of a $10,000 investment in the Core Bond Series - Class S for the ten years ended December 31, 2019 to the Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2019, this net expense ratio was 0.69% for Class S, 0.45% for Class I, 0.05% for Class W and 0.30% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for Class S, 0.51% for Class I, 0.39% for Class W and 0.39% for Class Z for the year ended December 31, 2019.

3For periods through August 3, 2015 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/19	ENDING ACCOUNT VALUE 12/31/19	EXPENSES PAID DURING PERIOD* 7/1/19-12/31/19	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,020.60	$3.46	0.68%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47	0.68%

Class I

Actual	$1,000.00	$1,021.60	$2.34	0.46%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35	0.46%

Class W

Actual	$1,000.00	$1,024.50	$0.26	0.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

Class Z

Actual	$1,000.00	$1,022.90	$1.53	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

4

Core Bond Series

Shareholder Expense Example

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios states above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

Core Bond Series

Portfolio Composition as of December 31, 2019

(unaudited)

6

Core Bond Series

Investment Portfolio - December 31, 2019

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

CORPORATE BONDS - 23.0%

Non-Convertible Corporate Bonds - 23.0%
Communication Services - 5.1%
Diversified Telecommunication Services - 2.5%
AT&T, Inc., 4.25%, 3/1/2027	Baa2	$1,820,000	$1,999,055
Verizon Communications, Inc., 5.25%, 3/16/2037	Baa1	2,590,000	3,252,857

			5,251,912

Interactive Media & Services - 0.8%
Tencent Holdings Ltd. (China)[2], 3.975%, 4/11/2029	A1	1,550,000	1,673,934

Media - 1.8%
Comcast Corp., 3.25%, 11/1/2039	A3	1,610,000	1,635,549
Discovery Communications LLC, 5.20%, 9/20/2047	Baa3	1,870,000	2,179,855

			3,815,404

Total Communication Services			10,741,250

Consumer Discretionary - 2.3%
Internet & Direct Marketing Retail - 2.3%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	A1	1,660,000	1,729,574
Booking Holdings, Inc., 3.60%, 6/1/2026	A3	2,790,000	2,978,502

Total Consumer Discretionary			4,708,076

Energy - 3.9%
Oil, Gas & Consumable Fuels - 3.9%
Energy Transfer Operating LP, 6.50%, 2/1/2042	Baa3	1,330,000	1,582,040
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	Baa2	1,620,000	2,146,302
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	Baa3	2,520,000	2,896,801
The Williams Companies, Inc., 3.75%, 6/15/2027	Baa3	1,495,000	1,559,374

Total Energy			8,184,517

Financials - 4.2%
Banks - 4.2%
Bank of America Corp., 4.00%, 1/22/2025	Baa1	2,750,000	2,933,416
Citigroup, Inc., 8.125%, 7/15/2039	A3	960,000	1,602,679
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	Baa3	870,000	870,816
JPMorgan Chase & Co.[3], (3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	A2	1,320,000	1,407,743
Santander Holdings USA, Inc., 4.50%, 7/17/2025	Baa3	1,780,000	1,921,591

Total Financials			8,736,245

Health Care - 1.7%
Health Care Providers & Services - 1.7%
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 4.125%, 10/15/2020	Baa3	2,000,000	2,019,916
HCA, Inc., 4.125%, 6/15/2029	Baa3	1,540,000	1,634,062

Total Health Care			3,653,978

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2019

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 2.7%
Industrial Conglomerates - 0.7%
General Electric Co.[3,4], (3 mo. LIBOR US + 3.330%), 5.00%	Baa3	$1,590,000	$1,557,341

Trading Companies & Distributors - 2.0%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	Baa3	1,810,000	1,946,322
Air Lease Corp., 3.625%, 4/1/2027	BBB[5]	2,150,000	2,229,867

			4,176,189

Total Industrials			5,733,530

Materials - 0.8%
Metals & Mining - 0.8%
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	Baa2	1,740,000	1,753,917

Real Estate - 2.3%
Equity Real Estate Investment Trusts (REITS) - 2.3%
American Tower Corp., 3.80%, 8/15/2029	Baa3	2,070,000	2,213,098
Crown Castle International Corp., 3.10%, 11/15/2029	Baa3	2,190,000	2,218,074
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	Aaa	450,000	450,072

Total Real Estate			4,881,244

TOTAL CORPORATE BONDS (Identified Cost $46,238,566)			48,392,757

ASSET-BACKED SECURITIES - 8.0%

Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	WR6	378	377
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A2, 3.561%, 7/15/2030	WR6	230,344	231,656
CCG Receivables Trust, Series 2019-1, Class A2[2], 2.80%, 9/14/2026	AAA[5]	1,940,000	1,955,730
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (Canada)[2], 2.12%, 11/15/2029	Aaa	228,255	228,311
Commonbond Student Loan Trust, Series 2019-AGS, Class A1[2], 2.54%, 1/25/2047	Aaa	741,860	734,950
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	AAA[5]	10,300	10,301
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A2, 3.01%, 2/16/2027	Aaa	900,000	903,355
Home Partners of America Trust, Series 2019-1, Class A2, 2.908%, 9/17/2039	Aaa	989,032	983,923
Invitation Homes Trust, Series 2017-SFR2, Class A2,7, (1 mo. LIBOR US + 0.850%), 2.587%, 12/17/2036	Aaa	144,587	144,037
Invitation Homes Trust, Series 2017-SFR2, Class B2,7, (1 mo. LIBOR US + 1.150%), 2.887%, 12/17/2036	Aa2	115,000	114,836

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2019

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

ASSET-BACKED SECURITIES (continued)

Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2A2, 2.64%, 5/15/2068	AAA[5]	$1,000,000	$991,834
Navient Student Loan Trust, Series 2014-1, Class A3[7], (1 mo. LIBOR US + 0.510%), 2.302%, 6/25/2031	A1	1,059,492	1,039,174
Navient Student Loan Trust, Series 2019-2A, Class A2[2,7], (1 mo. LIBOR US + 1.000%), 2.792%, 2/27/2068	Aaa	1,820,000	1,815,271
Oxford Finance Funding LLC, Series 2019-1A, Class A2[2], 4.459%, 2/15/2027	WR6	900,000	913,316
Progress Residential Trust, Series 2017-SFR2, Class A2, 2.897%, 12/17/2034	Aaa	399,257	399,747
Progress Residential Trust, Series 2019-SFR2, Class A2, 3.147%, 5/17/2036	Aaa	910,000	921,854
Progress Residential Trust, Series 2019-SFR4, Class A2, 2.687%, 10/17/2036	Aaa	800,000	797,473
SoFi Consumer Loan Program Trust, Series 2019-2, Class A2, 3.01%, 4/25/2028	AAA[5]	517,622	520,969
SoFi Consumer Loan Program Trust, Series 2019-3, Class A2, 2.90%, 5/25/2028	AAA[5]	733,209	737,776
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B2, 2.49%, 1/25/2036	Aaa	656,547	656,585
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX2, 2.05%, 1/25/2041	Aaa	29,658	29,637
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX2, 2.84%, 1/25/2041	Aaa	150,000	151,181
SoFi Professional Loan Program Trust, Series 2018-C, Class A1FX2, 3.08%, 1/25/2048	Aaa	305,307	306,598
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	WR6	72,420	72,379
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,8], 2.50%, 10/25/2056	Aaa	420,716	420,742
Towd Point Mortgage Trust, Series 2017-1, Class A1[2,8], 2.75%, 10/25/2056	Aaa	373,109	375,655
Towd Point Mortgage Trust, Series 2019-HY1, Class A1[2,7], (1 mo. LIBOR US + 1.000%), 2.792%, 10/25/2048	Aaa	336,168	336,897
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	Aaa	484,482	483,583
Tricon American Homes Trust, Series 2017-SFR2, Class A2, 2.928%, 1/17/2036	Aaa	498,586	502,160

TOTAL ASSET-BACKED SECURITIES (Identified Cost $16,735,140)			16,780,307

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2019

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.4%

Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	AA5	$13,372	$13,462
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/10/2035	AAA[5]	400,000	404,183
CIM Trust, Series 2019-INV1, Class A1[2,8], 4.00%, 2/25/2049	Aaa	255,314	259,122
Credit Suisse Mortgage Capital Trust, Series 2013-6, Class 2A1[2,8], 3.50%, 8/25/2043	AAA[5]	704,287	715,839
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,8], 2.50%, 5/25/2043	AAA[5]	208,816	204,959
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,8], 2.13%, 2/25/2043	AAA[5]	147,608	142,972
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	Aaa	608,788	632,344
Fannie Mae-Aces, Series 2017-M15, Class A1[8], 2.959%, 9/25/2027	WR6	958,641	992,480
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A2, 3.144%, 12/10/2036	Aaa	1,050,000	1,074,810
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[8], 1.149%, 4/25/2021	Aaa	6,831,148	80,171
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[8], 1.478%, 10/25/2021	Aaa	1,017,986	22,806
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[8], 1.425%, 6/25/2022	Aaa	8,807,216	263,877
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[8], 0.183%, 4/25/2023	Aaa	13,104,064	71,333
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[8], 0.097%, 5/25/2023	Aaa	7,704,684	28,418
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	Aaa	602,101	614,102
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	Aaa	500,763	511,634
FREMF Mortgage Trust, Series 2011-K15, Class B2,8, 4.961%, 8/25/2044	WR6	170,000	176,182
FREMF Mortgage Trust, Series 2014-K715, Class B2,8, 3.971%, 2/25/2046	Aa2	465,000	471,407
FREMF Mortgage Trust, Series 2015-K42, Class B2,8, 3.851%, 12/25/2024	A3	380,000	393,832
FREMF Mortgage Trust, Series 2015-K43, Class B2,8, 3.734%, 2/25/2048	WR6	400,000	411,825
FREMF Mortgage Trust, Series 2015-K720, Class B2,8, 3.392%, 7/25/2022	Baa1	340,000	345,796
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	Aaa	461,280	461,388
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[2], 4.07%, 11/15/2043	AAA[5]	157,515	158,352
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,8], 3.00%, 3/25/2043	WR6	105,356	106,153
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,8], 3.50%, 5/25/2043	AAA[5]	117,646	120,122
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,8], 3.00%, 6/25/2029	AAA[5]	137,495	138,834
The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2019

	CREDIT
	RATING[1]	PRINCIPAL	VALUE
	(UNAUDITED)	AMOUNT	(NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[2,8], 3.50%, 8/25/2047	Aaa	$561,009	$567,013
JP Morgan Mortgage Trust, Series 2017-6, Class A3[2,8], 3.50%, 12/25/2048	Aaa	257,960	262,744
JP Morgan Mortgage Trust, Series 2017-6, Class A5[2,8], 3.50%, 12/25/2048	Aaa	402,772	407,848
New Residential Mortgage Loan Trust, Series 2014-1A, Class A2,8, 3.75%, 1/25/2054	AAA[5]	235,534	243,605
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,8], 3.75%, 11/25/2054	AA5	104,781	108,086
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,8], 3.75%, 8/25/2055	Aaa	232,244	239,807
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,8], 3.75%, 11/25/2056	AAA[5]	196,391	202,827
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	AA5	100,000	99,916
Sequoia Mortgage Trust, Series 2012-3, Class A1[8], 3.50%, 7/25/2042	Aaa	269,848	274,101
Sequoia Mortgage Trust, Series 2013-7, Class A2[8], 3.00%, 6/25/2043	AAA[5]	127,648	127,885
Sequoia Mortgage Trust, Series 2013-8, Class A1[8], 3.00%, 6/25/2043	Aaa	173,852	175,098
Sequoia Mortgage Trust, Series 2016-3, Class A10[2,8], 3.50%, 11/25/2046	Aaa	864,954	882,342
Starwood Retail Property Trust, Series 2014-STAR, Class A2,7, (1 mo. LIBOR US + 1.470%), 3.21%, 11/15/2027	AAA[5]	362,541	361,429
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A2,8, 2.86%, 4/25/2041	WR6	928,500	928,642
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	AA5	245,000	245,887
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A2,7, (1 mo. LIBOR US + 1.050%), 2.79%, 12/15/2033	AAA[5]	415,000	414,496
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043	Aaa	250,177	251,674
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[2,8], 4.869%, 2/15/2044	Aaa	754,242	768,786
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,8], 3.50%, 1/20/2045	WR6	113,355	115,605
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,8], 3.50%, 3/20/2045	Aaa	73,267	73,308

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $15,245,021)			15,567,502

FOREIGN GOVERNMENT BONDS - 1.0%

Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020 (Identified Cost $1,999,475)	Aa2	2,000,000	2,011,576

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Investment Portfolio - December 31, 2019

	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 39.4%

U.S. Treasury Bonds - 15.8%
U.S. Treasury Bond, 4.75%, 2/15/2037	$4,565,000	$6,289,536
U.S. Treasury Bond, 2.50%, 2/15/2045	8,217,000	8,403,808
U.S. Treasury Bond, 3.00%, 5/15/2047	9,177,000	10,335,955
U.S. Treasury Inflation Indexed Bond, 2.00%, 1/15/2026	5,672,625	6,305,386
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	1,975,992	2,052,223

Total U.S. Treasury Bonds (Identified Cost $31,774,958)		33,386,908

U.S. Treasury Notes - 23.6%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	5,503,062	5,496,398
U.S. Treasury Inflation Indexed Note, 0.50%, 4/15/2024	5,433,470	5,521,312
U.S. Treasury Note, 2.625%, 5/15/2021	6,225,000	6,310,594
U.S. Treasury Note, 1.75%, 5/15/2023	8,175,000	8,206,614
U.S. Treasury Note, 2.50%, 5/15/2024	7,920,000	8,195,034
U.S. Treasury Note, 2.125%, 5/15/2025	7,523,000	7,678,162
U.S. Treasury Note, 1.625%, 5/15/2026	8,285,000	8,201,179

Total U.S. Treasury Notes (Identified Cost $49,109,378)		49,609,293

TOTAL U.S. TREASURY SECURITIES (Identified Cost $80,884,336)		82,996,201

U.S. GOVERNMENT AGENCIES - 19.7%

Mortgage-Backed Securities - 19.7%
Fannie Mae, Pool #888468, UMBS, 5.50%, 9/1/2021	28,836	29,185
Fannie Mae, Pool #995233, UMBS, 5.50%, 10/1/2021	715	721
Fannie Mae, Pool #888017, UMBS, 6.00%, 11/1/2021	4,261	4,341
Fannie Mae, Pool #995329, UMBS, 5.50%, 12/1/2021	19,615	19,848
Fannie Mae, Pool #888136, UMBS, 6.00%, 12/1/2021	4,900	5,004
Fannie Mae, Pool #888810, UMBS, 5.50%, 11/1/2022	35,287	35,699
Fannie Mae, Pool #AD0462, UMBS, 5.50%, 10/1/2024	5,976	6,245
Fannie Mae, Pool #AL9409, UMBS, 3.50%, 11/1/2031	921,190	958,034
Fannie Mae, Pool #MA3463, UMBS, 4.00%, 9/1/2033	578,629	604,055
Fannie Mae, Pool #MA1834, UMBS, 4.50%, 2/1/2034	69,153	74,410
Fannie Mae, Pool #FM1158, UMBS, 3.50%, 6/1/2034	1,100,667	1,141,046
Fannie Mae, Pool #828377, UMBS, 5.50%, 6/1/2035	281,819	317,179
Fannie Mae, Pool #MA2587, UMBS, 3.50%, 4/1/2036	552,480	576,079
Fannie Mae, Pool #889494, UMBS, 5.50%, 1/1/2037	258,086	289,668
Fannie Mae, Pool #889624, UMBS, 5.50%, 5/1/2038	38,472	43,206
Fannie Mae, Pool #MA3412, UMBS, 3.50%, 7/1/2038	1,889,423	1,967,621
Fannie Mae, Pool #995876, UMBS, 6.00%, 11/1/2038	109,430	125,490
Fannie Mae, Pool #AD0307, UMBS, 5.50%, 1/1/2039	38,868	43,637
Fannie Mae, Pool #AI5172, UMBS, 4.00%, 8/1/2041	90,236	95,505

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Investment Portfolio - December 31, 2019

	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AH3858, UMBS, 4.50%, 8/1/2041	$421,355	$457,632
Fannie Mae, Pool #AL7729, UMBS, 4.00%, 6/1/2043	139,092	149,159
Fannie Mae, Pool #AS3622, UMBS, 3.50%, 10/1/2044	2,100,486	2,216,242
Fannie Mae, Pool #AX1685, UMBS, 3.50%, 11/1/2044	1,067,960	1,129,877
Fannie Mae, Pool #AS4103, UMBS, 4.50%, 12/1/2044	273,442	294,607
Fannie Mae, Pool #AY8604, UMBS, 3.50%, 4/1/2045	218,072	227,691
Fannie Mae, Pool #AZ9215, UMBS, 4.00%, 10/1/2045	693,929	730,594
Fannie Mae, Pool #BC6764, UMBS, 3.50%, 4/1/2046	121,112	126,347
Fannie Mae, Pool #BC8677, UMBS, 4.00%, 5/1/2046	109,940	116,108
Fannie Mae, Pool #MA2670, UMBS, 3.00%, 7/1/2046	325,527	333,382
Fannie Mae, Pool #BD2179, UMBS, 4.00%, 7/1/2046	267,554	282,583
Fannie Mae, Pool #MA2705, UMBS, 3.00%, 8/1/2046	925,317	946,795
Fannie Mae, Pool #BD1191, UMBS, 3.50%, 1/1/2047	481,119	499,619
Fannie Mae, Pool #BE7845, UMBS, 4.50%, 2/1/2047	173,298	183,206
Fannie Mae, Pool #CA1922, UMBS, 5.00%, 6/1/2048	672,830	721,247
Fannie Mae, Pool #CA2056, UMBS, 4.50%, 7/1/2048	424,246	448,199
Fannie Mae, Pool #MA3443, UMBS, 4.00%, 8/1/2048	858,505	892,103
Fannie Mae, Pool #BK9366, UMBS, 4.50%, 8/1/2048	279,414	294,597
Fannie Mae, Pool #BK9598, UMBS, 4.50%, 8/1/2048	309,327	325,994
Fannie Mae, Pool #CA2219, UMBS, 5.00%, 8/1/2048	1,009,313	1,081,922
Fannie Mae, Pool #CA2373, UMBS, 5.00%, 9/1/2048	594,823	637,601
Fannie Mae, Pool #BM5859, UMBS, 4.00%, 10/1/2048	792,193	824,511
Fannie Mae, Pool #BM5024, UMBS, 3.00%, 11/1/2048	1,029,547	1,049,452
Fannie Mae, Pool #MA3521, UMBS, 4.00%, 11/1/2048	2,950,298	3,068,877
Fannie Mae, Pool #BN0622, UMBS, 4.50%, 1/1/2049	545,054	574,239
Fannie Mae, Pool #AL8674, 5.645%, 1/1/2049	520,383	581,134
Fannie Mae, Pool #MA3692, UMBS, 3.50%, 7/1/2049	1,738,255	1,786,756
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	286	286
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	6,276	6,410
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	4,381	4,494
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	3,937	4,074
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	6,527	6,734
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	105,342	113,280
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	93,460	100,620
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	99,723	107,082
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	122,406	131,784
Freddie Mac, Pool #QN0349, UMBS, 3.00%, 8/1/2034	1,185,119	1,215,441
Freddie Mac, Pool #C91832, 3.50%, 6/1/2035	571,042	597,592
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	77,993	87,678
Freddie Mac, Pool #G08268, 5.00%, 5/1/2038	626,531	690,659
Freddie Mac, Pool #G05275, 5.50%, 2/1/2039	171,532	187,300
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	34,585	39,574
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	253,764	274,893

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Investment Portfolio - December 31, 2019

	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	$739,709	$803,711
Freddie Mac, Pool #G60513, 5.00%, 7/1/2041	646,656	712,856
Freddie Mac, Pool #G60071, 4.50%, 7/1/2042	278,072	302,064
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	192,124	202,640
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	309,509	327,486
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	680,141	721,805
Freddie Mac, Pool #Q37857, 4.00%, 12/1/2045	642,507	680,683
Freddie Mac, Pool #G60855, 4.50%, 12/1/2045	268,039	288,418
Freddie Mac, Pool #Q38388, 4.00%, 1/1/2046	736,063	783,719
Freddie Mac, Pool #ZM2525, UMBS, 3.00%, 12/1/2046	1,089,247	1,114,344
Freddie Mac, Pool #Q47544, 4.00%, 3/1/2047	831,195	890,393
Freddie Mac, Pool #Q47130, 4.50%, 4/1/2047	291,489	307,763
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047	294,334	312,085
Freddie Mac, Pool #Q57173, 4.50%, 7/1/2048	657,709	692,268
Freddie Mac, Pool #Q59744, 4.50%, 11/1/2048	881,295	931,914
Freddie Mac, Pool #Q59805, 4.50%, 11/1/2048	489,777	516,495
Freddie Mac, Pool #G61887, 5.00%, 2/1/2049	1,074,662	1,149,728
Freddie Mac, Pool #QA0192, UMBS, 3.50%, 6/1/2049	915,658	943,856

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $40,911,042)		41,567,576

SHORT-TERM INVESTMENT - 1.0%

Dreyfus Government Cash Management, Institutional Shares, 1.51%[9], (Identified Cost $2,165,035)	2,165,035	2,165,035

TOTAL INVESTMENTS - 99.5% (Identified Cost $204,178,615)		209,480,954
OTHER ASSETS, LESS LIABILITIES - 0.5%		1,080,423

NET ASSETS - 100%		$210,561,377

IO - Interest only

LIBOR - London Interbank Offered Rate

UMBS - Uniform Mortgage-Backed Securities

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $31,196,920, or 14.8% of the Series’ net assets as of December 31, 2019 (see Note 2 to the financial statements).

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2019.

4Security is perpetual in nature and has no stated maturity date.

5Credit ratings from S&P (unaudited).

6Credit rating has been withdrawn. As of December 31, 2019, there is no rating available (unaudited).

7Floating rate security. Rate shown is the rate in effect as of December 31, 2019.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2019.

9Rate shown is the current yield as of December 31, 2019.

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Investment Portfolio - December 31, 2019

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Statement of Assets and Liabilities

December 31, 2019

ASSETS:

Investments, at value (identified cost $204,178,615) (Note 2)	$209,480,954
Receivable from Advisor (Note 3)	20,075
Interest receivable	1,083,432
Receivable for fund shares sold	20,003
Dividends receivable	2,417
Prepaid and other expenses	6,480

TOTAL ASSETS	210,613,361

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	25,701
Accrued Chief Compliance Officer service fees (Note 3)	1,170
Accrued sub-transfer agent fees (Note 3)	822
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	482
Audit fees payable	10,115
Accrued printing and postage fees payable	6,412
Accrued custodian fees	3,798
Other payables and accrued expenses	3,484

TOTAL LIABILITIES	51,984

TOTAL NET ASSETS	$210,561,377

NET ASSETS CONSIST OF:

Capital stock	$194,460
Additional paid-in-capital	204,847,199
Total distributable earnings (loss)	5,519,718

TOTAL NET ASSETS	$210,561,377

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($2,382,215/218,230 shares)	$10.92

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($5,415,957/539,348 shares)	$10.04

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($192,391,321/17,657,158 shares)	$10.90

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($10,371,884/1,031,246 shares)	$10.06

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME:

Interest	$5,898,174
Dividends	49,753

Total Investment Income	5,947,927

EXPENSES:

Management fees (Note 3)	551,288
Fund accounting and administration fees (Note 3)	104,461
Shareholder services fees (Class S) (Note 3)	41,112
Directors’ fees (Note 3)	20,751
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	8,213
Chief Compliance Officer service fees (Note 3)	3,109
Sub-transfer agent fees (Note 3)	2,397
Audit fees	50,591
Custodian fees	17,639
Miscellaneous	90,442

Total Expenses	890,003
Less reduction of expenses (Note 3)	(547,874)

Net Expenses	342,129

NET INVESTMENT INCOME	5,605,798

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	3,729,448
Net change in unrealized appreciation (depreciation) on investments	7,432,018

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	11,161,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,767,264

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,605,798	$4,454,362
Net realized gain (loss) on investments	3,729,448	(3,218,080)
Net change in unrealized appreciation (depreciation) on investments	7,432,018	(2,665,981)

Net increase (decrease) from operations	16,767,264	(1,429,699)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(100,742)	(2,424,102)
Class I	(173,998)	(2,078,920)
Class W	(4,883,965)	—
Class Z	(561,811)	—

Total distributions to shareholders	(5,720,516)	(4,503,022)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	21,439,998	(11,536,671)

Net increase (decrease) in net assets	32,486,746	(17,469,392)

NET ASSETS:

Beginning of year	178,074,631	195,544,023

End of year	$210,561,377	$178,074,631

The accompanying notes are an integral part of the financial statements.

18

Core Bond Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.30	$10.62	$10.52	$10.48	$10.69

Income (loss) from investment operations:
Net investment income[1]	0.23	0.24	0.20	0.17	0.22
Net realized and unrealized gain (loss) on investments	0.61	(0.32)	0.10	0.10	(0.17)

Total from investment operations	0.84	(0.08)	0.30	0.27	0.05

Less distributions to shareholders:
From net investment income	(0.22)	(0.24)	(0.19)	(0.17)	(0.20)
From net realized gain on investments	—	—	(0.01)	(0.06)	(0.06)

Total distributions to shareholders	(0.22)	(0.24)	(0.20)	(0.23)	(0.26)

Net asset value - End of year	$10.92	$10.30	$10.62	$10.52	$10.48

Net assets - End of year (000’s omitted)	$2,382	$101,314	$119,137	$117,559	$147,074

Total return[2]	8.18%	(0.75% )	2.91%	2.53%	0.44%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.69%	0.70%	0.70%	0.70%	0.69%
Net investment income	2.27%	2.35%	1.86%	1.61%	2.09%
Series portfolio turnover	66%	78%	48%	75%	88%

*Effective August 3, 2015, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.07%	0.08%	0.07%	0.06%	0.03%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

19

Core Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED				FOR THE PERIOD
	12/31/19	12/31/18	12/31/17	12/31/16	8/3/15[1] TO
					12/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.52	$9.84	$9.77	$9.75	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.24	0.25	0.21	0.18	0.08
Net realized and unrealized gain (loss) on investments	0.55	(0.31)	0.09	0.10	(0.13)

Total from investment operations	0.79	(0.06)	0.30	0.28	(0.05)

Less distributions to shareholders:
From net investment income	(0.27)	(0.26)	(0.22)	(0.20)	(0.14)
From net realized gain on investments	—	—	(0.01)	(0.06)	(0.06)

Total distributions to shareholders	(0.27)	(0.26)	(0.23)	(0.26)	(0.20)

Net asset value - End of period	$10.04	$9.52	$9.84	$9.77	$9.75

Net assets - End of period (000’s omitted)	$5,416	$76,761	$76,407	$64,763	$79,303

Total return[3]	8.38%	(0.53% )	3.10%	2.80%	(0.51% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.45%	0.45%	0.45%	0.46% [4]
Net investment income	2.53%	2.60%	2.12%	1.86%	2.03% [4]
Series portfolio turnover	66%	78%	48%	75%	88%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

	0.06%	0.08%	0.07%	0.06%	0.06% [4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

20

Core Bond Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.40

Income from investment operations:
Net investment income[2]	0.26
Net realized and unrealized gain on investments	0.54

Total from investment operations	0.80

Less distributions to shareholders:
From net investment income	(0.30)

Net asset value - End of period	$10.90

Net assets - End of period (000’s omitted)	$192,391

Total return[3]	7.74%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.05%
Net investment income[4]	2.87%
Series portfolio turnover	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:

0.34%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

21

Core Bond Series

Financial Highlights - Class Z

FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$9.62

Income from investment operations:
Net investment income[2]	0.22
Net realized and unrealized gain on investments	0.50

Total from investment operations	0.72

Less distributions to shareholders:
From net investment income	(0.28)

Net asset value - End of period	$10.06

Net assets - End of period (000’s omitted)	$10,372

Total return[3]	7.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.30%
Net investment income[4]	2.64%
Series portfolio turnover	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:

0.09%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

22

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Class W and Z shares were issued on March 1, 2019. Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2019, 8.9 billion shares have been designated in total among 31 series, of which 100 million have been designated as Core Bond Series Class I common stock, 125 million have been designated as Core Bond Series Class S common stock, 150 million have been designated as Core Bond Series Class W common stock and Core Bond Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

23

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$124,563,777	$—	$124,563,777	$—
Corporate debt:
Communication Services	10,741,250	—	10,741,250	—
Consumer Discretionary	4,708,076	—	4,708,076	—
Energy	8,184,517	—	8,184,517	—
Financials	8,736,245	—	8,736,245	—
Health Care	3,653,978	—	3,653,978	—
Industrials	5,733,530	—	5,733,530	—
Materials	1,753,917	—	1,753,917	—
Real Estate	4,881,244	—	4,881,244	—
Asset-backed securities	16,780,307	—	16,780,307	—
Commercial mortgage-backed securities	15,567,502	—	15,567,502	—
Foreign government bonds	2,011,576	—	2,011,576	—
Short-Term Investment	2,165,035	2,165,035	—	—

Total assets	$209,480,954	$2,165,035	$207,315,919	$—

There were no Level 3 securities held by the Series as of December 31, 2018 or December 31, 2019.

24

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other Market and Credit Risk

Certain debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, suggesting that LIBOR may cease to be published after that time. Regulators and financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles and a lack of global consensus, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Series’ performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. This guidance was adopted by the Series as of January 1, 2019 on a modified retrospective basis. The cost basis of the securities on January 1, 2019 has been decreased by $32,371. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value for any Class of the Series.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

25

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2019.

26

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2019.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2019.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2016 through December 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

27

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets. Prior to March 1, 2019, the management fee for the Series was 0.40% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Prior to March 1, 2019, the Class S shares of the Series were subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee was intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series paid a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund had a Shareholder Services Agreement with the Advisor, for which the Advisor received the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Effective March 1, 2019, the Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series);

28

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the advisor that is separate from the fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.45% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.30% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $369,313 in management fees for Class W for the year ended December 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $13,962, $10,534, $136,322 and $17,743 for Class S, Class I, Class W, and Class Z, respectively, for the year ended December 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. At December 31, 2019, the Advisor is eligible to recoup $154,065. For the year ended December 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $40,584,619 and $37,033,906, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $108,886,978 and $91,759,884, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S, Class I, Class W and Class Z of Core Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/19		FOR THE YEAR ENDED 12/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	129,995	$1,424,512	755,405	$7,789,737
Reinvested	9,371	99,394	233,967	2,406,471
Repurchased	(9,760,167)	(101,821,543)	(2,366,041)	(24,491,257)

Total	(9,620,801)	$(100,297,637)	(1,376,669)	$(14,295,049)

29

Core Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 12/31/19		FOR THE YEAR ENDED 12/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	744,741	$7,267,770	2,833,088	$27,002,772
Reinvested	15,644	154,418	149,244	1,419,524
Repurchased	(8,284,544)	(79,804,759)	(2,682,885)	(25,663,918)

Total	(7,524,159)	$(72,382,571)	299,447	$2,758,378

CLASS W	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT
Sold	18,446,163	$193,480,853
Reinvested	425,973	4,607,516
Repurchased	(1,214,978)	(13,122,933)

Total	17,657,158	$184,965,436

CLASS Z	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT
Sold	3,403,661	$33,173,552
Reinvested	22,135	221,314
Repurchased	(2,394,550)	(24,240,096)

Total	1,031,246	$9,154,770

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion. At December 31, 2019, the Advisor and its affiliates owned less than 0.1% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended December 31, 2019, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2019.

30

Core Bond Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including redesignation of distributions paid and wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
Ordinary income	$5,662,797	$4,476,238
Long-term capital gains	$ 57,719	$ 26,784

At December 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$204,183,810
Unrealized appreciation	5,516,721
Unrealized depreciation	(244,088)

Net unrealized appreciation	$5,272,633

Undistributed long-term capital gains	$247,084

At December 31, 2019, the capital loss carryover utilized in the current year was $3,312,785.

31

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Core Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

32

Core Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series designates $320,043 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

33

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 21, 2019, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 25, 2019 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. Representatives of the Advisor discussed improved performance for many of the Series over the one- and three-year time periods ending September 30, 2019. The Board discussed with Representatives of the Advisor, performance challenges that continue to impact the three- and five-year performance of certain Fund’s strategies resulting from periods of underperformance in 2014 and 2016. After discussion, the Board acknowledged the improved short term performance of many of the Series and concluded that notwithstanding the performance challenges that continue to impact certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. Representatives of the Advisor discussed the multi-year fee restructuring initiative which was completed by the Advisor on March 1, 2019 to increase the competitiveness of the Fund’s fees. The fee

34

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

restructuring project also resulted in a set of standardized share classes to help support the Fund’s distribution efforts across client types and varying intermediary distribution models.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. The Board acknowledged that the fee restructuring project completed on March 1, 2019 reduced the expense ratios for shareholders in many Series. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

35

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director (1997 to present); Chief Executive Officer
(1997-2019) - Ashley Companies (property management and investment).
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During	Ashley Companies (1997 - present)
Past 5 Years:

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)
(2012-present); Caelum BioSciences (biomedical)(2018-present)

36

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (University)(2005-present); Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019); Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) (2019 – present)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director – Manning & Napier Investor Services, Inc. (since 2019)

37

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer (since 2013); Broker-Dealer Assistant Corporate Secretary (since 2011) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. (since 2018)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

38

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/19-AR

  Manning & Napier Fund, Inc.

  High Yield Bond Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment-grade (junk bonds), and/or securities that are designed to track the performance of non-investment grade securities, principally exchange-traded funds.

Performance Commentary

Fixed income markets posted positive returns for the twelve-month period ending December 31, 2019. During that period, high yield markets experienced double digit returns as credit spreads tightened by ~170 basis points over the course of the year. From a credit quality perspective, higher-quality issuances within the below-investment grade market tended to outperform lower-quality issuances as investors increasingly sought to re-allocate towards “safer” areas of the market. In addition to the flight to safety, higher-quality issuances generally outperformed as a result of their higher duration amid falling interest rates during the year.

The High Yield Series Class S shares delivered positive absolute returns during the year, returning 13.97%, but underperformed its benchmark, the Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Index, which returned 15.08%.

Relative underperformance was largely due to the Series’ underweight allocation to BB rated issuances, which we currently view as relatively expensive. Additionally, specific names we held, particularly within industrials and energy, detracted from returns.

Going forward, we remain cognizant of uncertainties regarding geopolitics, as well as slowing global economic growth, and the fact that leverage remains generally elevated in the corporate bond space. On a quality basis, we continue to find attractively priced bonds relative to the risks assumed in the single B segment of the market, whereas we view BB rated bonds as relatively expensive. Finally, we continue to focus on companies with stronger balance sheets, stability of margins, and strong free cash flow generation throughout the cycle.

While 2019 was a very strong year for high yield, we believe investor return expectations for the coming year should be tempered as the high yield landscape remains challenging due to relatively tight credit spreads and uncertainties that exist in the market. As challenges and opportunities arrive, we believe that a select, disciplined approach focused on current valuations and conditions will be key to helping investors achieve their objectives.

Performance for the High Yield Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

High Yield Bond Series

Performance Update as of December 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
High Yield Bond Series - Class S2	13.97%	6.01%	7.15%
High Yield Bond Series - Class I2,3	14.24%	6.27%	7.35%
High Yield Bond Series - Class W2,4	14.82%	6.16%	7.23%
High Yield Bond Series - Class Z2,4	14.43%	6.09%	7.20%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Index [5]	15.08%	6.10%	7.43%
Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Index [6]	14.40%	6.12%	7.49%

The following graph compares the value of a $10,000 investment in the High Yield Bond Series - Class S for the ten years ended (December 31, 2019) to the Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Index and Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2019, this net expense ratio was 0.90% for Class S, 0.65% for Class I, 0.10% for Class W and 0.50% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.02% for Class S, 0.78% for Class I, 0.69% for Class W and 0.69% for Class Z for the year ended December 31, 2019.

3For periods through August 1, 2012 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

3

High Yield Bond Series

Performance Update as of December 31, 2019

(unaudited)

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofAML U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The Intercontinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, issued in the U.S. domestic market. Qualifying securities must have at least one year remaining term to final maturity as of the rebalancing date, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

4

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/19	ENDING ACCOUNT VALUE 12/31/19	EXPENSES PAID DURING PERIOD* 7/1/19-12/31/19	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,048.70	$4.65	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

Class I

Actual	$1,000.00	$1,050.60	$3.36	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

Class W

Actual	$1,000.00	$1,053.60	$0.52	0.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Class Z

Actual	$1,000.00	$1,051.20	$2.59	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

5

High Yield Bond Series

Shareholder Expense Example

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total returns would have been lower had certain expenses not been waived or reimbursed during the period.

6

High Yield Bond Series

Portfolio Composition as of December 31, 2019

(unaudited)

7

High Yield Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 91.4%

Non-Convertible Corporate Bonds - 91.4%
Communication Services - 9.7%
Diversified Telecommunication Services - 1.0%
CenturyLink, Inc., 5.625%, 4/1/2020	B2	$660,000	$664,125

Media - 5.5%
Cumulus Media New Holdings, Inc.[2], 6.75%, 7/1/2026	B2	690,000	739,162
Diamond Sports Group LLC - Diamond Sports Finance Co.[2], 6.625%, 8/15/2027	B2	980,000	953,050
LCPR Senior Secured Financing DAC[2], 6.75%, 10/15/2027	B1	1,000,000	1,060,000
Townsquare Media, Inc.[2], 6.50%, 4/1/2023	B3	875,000	888,125

			3,640,337

Wireless Telecommunication Services - 3.2%
Sprint Communications, Inc., 7.00%, 8/15/2020	B3	695,000	709,769
Sprint Corp., 7.25%, 9/15/2021	B3	660,000	697,950
Sprint Corp., 7.125%, 6/15/2024	B3	645,000	695,794

			2,103,513

Total Communication Services			6,407,975

Consumer Discretionary - 11.7%
Auto Components - 1.1%
Techniplas LLC[2], 10.00%, 5/1/2020	WR3	870,000	739,500

Diversified Consumer Services - 1.3%
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates)[2], 7.125%, 7/31/2026	B2	825,000	868,312

Household Durables - 6.3%
Ashton Woods USA LLC - Ashton Woods Finance Co.[2], 6.75%, 8/1/2025	Caa1	715,000	731,087
LGI Homes, Inc.[2], 6.875%, 7/15/2026	B1	1,345,000	1,408,888
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	Ba3	750,000	815,625
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	B1	1,170,000	1,213,875

			4,169,475

Internet & Direct Marketing Retail - 1.4%
Photo Holdings Merger Sub, Inc.[2], 8.50%, 10/1/2026	B1	1,020,000	948,600

Specialty Retail - 1.6%
Foxtrot Escrow Issuer LLC - Foxtrot Escrow Corp.[2], 12.25%, 11/15/2026	B3	980,000	1,020,425

Total Consumer Discretionary			7,746,312

Consumer Staples - 2.6%
Food & Staples Retailing - 2.6%
Albertsons Cos, Inc. - Safeway, Inc. - New Albertsons LP - Albertsons LLC, 5.75%, 3/15/2025	B3	630,000	652,050

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food & Staples Retailing (continued)
KeHE Distributors LLC - KeHE Finance Corp.[2], 8.625%, 10/15/2026	B3	$1,000,000	$1,047,500

Total Consumer Staples			1,699,550

Energy - 16.1%
Energy Equipment & Services - 2.4%
Oceaneering International, Inc., 6.00%, 2/1/2028	Ba2	970,000	950,600
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.25%, 2/15/2025	B3	695,000	661,988

			1,612,588

Oil, Gas & Consumable Fuels - 13.7%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 3/1/2027	B1	695,000	611,166
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 1/15/2028	B1	695,000	604,650
Bruin E&P Partners LLC[2], 8.875%, 8/1/2023	Caa1	695,000	451,750
Calumet Specialty Products Partners LP - Calumet Finance Corp.[2], 11.00%, 4/15/2025	Caa1	1,025,000	1,114,687
Enviva Partners LP - Enviva Partners Finance Corp.[2], 6.50%, 1/15/2026.	B1	955,000	1,022,452
Euronav Luxembourg S.A. (Belgium)[2], 7.50%, 5/31/2022	WR3	800,000	822,000
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	Caa2	1,085,000	320,075
Laredo Petroleum, Inc., 5.625%, 1/15/2022	B3	630,000	611,100
Lonestar Resources America, Inc.[2], 11.25%, 1/1/2023	Caa2	695,000	474,338
Moss Creek Resources Holdings, Inc.[2], 7.50%, 1/15/2026	B3	640,000	486,400
Moss Creek Resources Holdings, Inc.[2], 10.50%, 5/15/2027	B3	225,000	187,875
NuStar Logistics LP, 6.75%, 2/1/2021	Ba2	670,000	695,125
Rockies Express Pipeline LLC[2], 5.625%, 4/15/2020	Ba1	1,025,000	1,035,863
W&T Offshore, Inc.[2], 9.75%, 11/1/2023	B3	640,000	610,400

			9,047,881

Total Energy			10,660,469

Financials - 17.4%
Capital Markets - 3.2%
AG Merger Sub II, Inc.[2], 10.75%, 8/1/2027	Caa1	975,000	975,000
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	B2	1,080,000	1,104,300

			2,079,300

Consumer Finance - 4.6%
Credit Acceptance Corp.[2], 5.125%, 12/31/2024	BB4	630,000	654,230
Navient Corp., 5.00%, 10/26/2020	Ba3	975,000	989,332
SLM Corp., 5.125%, 4/5/2022	Ba1	1,365,000	1,412,775

			3,056,337

Diversified Financial Services - 5.1%
Fidelity & Guaranty Life Holdings, Inc.[2], 5.50%, 5/1/2025	Ba2	670,000	713,550

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Global Aircraft Leasing Co. Ltd. (Cayman Islands)[2,5], 6.50%, 9/15/2024	Ba2	$1,250,000	$1,304,312
Jefferies Finance LLC - JFIN Co. - Issuer Corp.[2], 6.25%, 6/3/2026	Ba2	350,000	366,625
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[2], 10.50%, 6/1/2024	B3	1,060,000	1,007,000

			3,391,487

Mortgage Real Estate Investment Trusts (REITS) - 1.4%
Starwood Property Trust, Inc., 3.625%, 2/1/2021	Ba3	935,000	940,844

Thrifts & Mortgage Finance - 3.1%
Acrisure LLC - Acrisure Finance, Inc.[2], 7.00%, 11/15/2025	Caa2	1,065,000	1,027,725
Radian Group, Inc., 4.875%, 3/15/2027	Ba1	940,000	989,350

			2,017,075

Total Financials			11,485,043

Industrials - 15.6%
Commercial Services & Supplies - 3.1%
The ADT Security Corp., 6.25%, 10/15/2021	Ba3	660,000	696,300
Prime Security Services Borrower LLC - Prime Finance, Inc.[2], 5.25%, 4/15/2024	Ba3	600,000	634,800
Prime Security Services Borrower LLC - Prime Finance, Inc.[2], 5.75%, 4/15/2026	Ba3	660,000	717,341

			2,048,441

Construction & Engineering - 2.7%
HC2 Holdings, Inc.[2], 11.50%, 12/1/2021	Caa1	350,000	325,500
Tutor Perini Corp.[2], 6.875%, 5/1/2025	B2	1,510,000	1,457,150

			1,782,650

Marine - 7.8%
American Tanker, Inc. (Norway)[2], 9.25%, 2/22/2022	WR3	1,760,000	1,803,533
Borealis Finance LLC[2], 7.50%, 11/16/2022	WR3	1,470,000	1,352,400
Diana Shipping, Inc. (Greece), 9.50%, 9/27/2023	WR3	700,000	694,750
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	B3	1,248,000	1,301,040

			5,151,723

Trading Companies & Distributors - 2.0%
Fortress Transportation & Infrastructure Investors LLC[2], 6.50%,
10/1/2025	B1	1,260,000	1,329,930

Total Industrials			10,312,744

Materials - 13.8%
Chemicals - 2.3%
OCI N.V. (Netherlands)[2], 5.25%, 11/1/2024	Ba3	800,000	830,000

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Chemicals (continued)
Olin Corp., 5.625%, 8/1/2029	Ba1	$685,000	$723,497

			1,553,497

Metals & Mining - 11.5%
Compass Minerals International, Inc.[2], 6.75%, 12/1/2027	B1	1,270,000	1,349,375
IAMGOLD Corp. (Canada)[2], 7.00%, 4/15/2025	B2	935,000	974,139
Infrabuild Australia Pty Ltd. (Australia)[2], 12.00%, 10/1/2024	Ba3	1,035,000	1,066,857
Kinross Gold Corp. (Canada), 4.50%, 7/15/2027	Ba1	675,000	707,062
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	B3	1,415,000	1,365,475
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	Caa1	1,395,000	1,046,250
Petra Diamonds US Treasury plc (South Africa)[2], 7.25%, 5/1/2022	Caa1	695,000	438,719
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[2], 7.50%, 6/15/2025	B2	650,000	625,086

			7,572,963

Total Materials			9,126,460

Real Estate - 3.6%
Equity Real Estate Investment Trusts (REITS) - 1.0%
iStar, Inc., 4.25%, 8/1/2025	Ba3	630,000	636,905

Real Estate Management & Development - 2.6%
Five Point Operating Co. LP - Five Point Capital Corp.[2], 7.875%,
11/15/2025	B3	1,050,000	1,057,675
Forestar Group, Inc.[2], 8.00%, 4/15/2024	B2	640,000	696,000

			1,753,675

Total Real Estate			2,390,580

Utilities - 0.9%
Independent Power and Renewable Electricity Producers - 0.9%
Drax Finco plc (United Kingdom)[2], 6.625%, 11/1/2025	BB4	555,000	589,687

TOTAL CORPORATE BONDS
(Identified Cost $61,112,638)			60,418,820

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Investment Portfolio - December 31, 2019

	SHARES	VALUE (NOTE 2)
MUTUAL FUND - 2.9%
SPDR Bloomberg Barclays High Yield Bond ETF (Identified Cost $1,928,569)	17,615	$1,929,547

SHORT-TERM INVESTMENT - 2.9%
Dreyfus Government Cash Management, Institutional Shares, 1.51%[6],
(Identified Cost $1,891,147)	1,891,147	1,891,147

TOTAL INVESTMENTS - 97.2%
(Identified Cost $64,932,354)		64,239,514
OTHER ASSETS, LESS LIABILITIES - 2.8%		1,837,061

NET ASSETS - 100%		$66,076,575

ETF - Exchange-Traded Fund

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $43,817,692, or 66.3% of the Series’ net assets as of December 31, 2019 (See Note 2 to the financial statements).

3Credit rating has been withdrawn. As of December 31, 2019, there is no rating available (unaudited).

4Credit ratings from S&P (unaudited).

5Represents a Payment-In-Kind bond.

6Rate shown is the current yield as of December 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2019

ASSETS:

Investments, at value (identified cost $64,932,354) (Note 2)	$64,239,514
Receivable from investment advisor (Note 3)	10,043
Interest receivable	1,131,255
Receivable for fund shares sold	745,549
Dividends receivable	3,425
Prepaid expenses	13,458

TOTAL ASSETS	66,143,244

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	16,857
Accrued sub-transfer agent fees (Note 3)	9,197
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	2,497
Accrued Chief Compliance Officer service fees (Note 3)	1,170
Audit fees payable	14,097
Payable for fund shares repurchased	8,092
Accrued printing and postage fees payable	9,306
Other payables and accrued expenses	5,453

TOTAL LIABILITIES	66,669

TOTAL NET ASSETS	$66,076,575

NET ASSETS CONSIST OF:

Capital stock	$69,276
Additional paid-in-capital	72,397,989
Total distributable earnings (loss)	(6,390,690)

TOTAL NET ASSETS	$66,076,575

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($13,112,853/1,297,790 shares)	$10.10

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($20,973,898/2,429,170 shares)	$8.63

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($30,362,716/3,012,204 shares)	$10.08

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($1,627,108/188,430 shares)	$8.64

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME:

Interest	$6,368,285
Dividends	165,932

Total Investment Income	6,534,217

EXPENSES:

Management fees (Note 3)	414,198
Fund accounting and administration fees (Note 3)	74,229
Shareholder services fees (Class S) (Note 3)	35,082
Sub-transfer agent fees (Note 3)	30,275
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	26,581
Directors’ fees (Note 3)	10,162
Chief Compliance Officer service fees (Note 3)	3,109
Audit fees	60,189
Custodian fees	5,914
Miscellaneous	103,998

Total Expenses	763,737
Less reduction of expenses (Note 3)	(326,414)

Net Expenses	437,323

NET INVESTMENT INCOME	6,096,894

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	673,081
Net change in unrealized appreciation (depreciation) on investments	6,238,038

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	6,911,119

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,008,013

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,096,894	$6,339,544
Net realized gain (loss) on investments	673,081	480,420
Net change in unrealized appreciation (depreciation) on investments	6,238,038	(8,475,559)

Net increase (decrease) from operations	13,008,013	(1,655,595)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(869,975)	(4,387,135)
Class I	(1,548,134)	(1,907,413)
Class W	(3,127,762)	—
Class Z	(599,127)	—

Total distributions to shareholders	(6,144,998)	(6,294,548)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(56,147,752)	2,318,967

Net increase (decrease) in net assets	(49,284,737)	(5,631,176)

NET ASSETS:

Beginning of year	115,361,312	120,992,488

End of year	$66,076,575	$115,361,312

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.47	$10.09	$9.79	$9.21	$10.04

Income (loss) from investment operations:
Net investment income[1]	0.57	0.53	0.54	0.56	0.51
Net realized and unrealized gain (loss) on investments	0.73	(0.65)	0.28	0.66	(0.82)

Total from investment operations	1.30	(0.12)	0.82	1.22	(0.31)

Less distributions to shareholders:
From net investment income	(0.67)	(0.50)	(0.51)	(0.64)	(0.52)
From return of capital	—	—	(0.01)	—	—

Total distributions to shareholders	(0.67)	(0.50)	(0.52)	(0.64)	(0.52)

Net asset value - End of year	$10.10	$9.47	$10.09	$9.79	$9.21

Net assets - End of year (000’s omitted)	$13,113	$82,399	$94,533	$89,921	$108,202

Total return[2]	13.97%	(1.31% )	8.49%	13.41%	(3.28% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	0.90%	0.94%	1.11%
Net investment income	5.90%	5.32%	5.31%	5.82%	5.04%
Series portfolio turnover	143%	100%	106%	77%	109%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.12%	0.08%	0.07%	0.02%	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

16

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.20	$8.80	$8.61	$8.18	$8.97

Income (loss) from investment operations:
Net investment income[1]	0.53	0.49	0.49	0.52	0.47
Net realized and unrealized gain (loss) on investments	0.61	(0.57)	0.25	0.57	(0.72)

Total from investment operations	1.14	(0.08)	0.74	1.09	(0.25)

Less distributions to shareholders:
From net investment income	(0.71)	(0.52)	(0.54)	(0.66)	(0.54)
From return of capital	—	—	(0.01)	—	—

Total distributions to shareholders	(0.71)	(0.52)	(0.55)	(0.66)	(0.54)

Net asset value - End of year	$8.63	$8.20	$8.80	$8.61	$8.18

Net assets - End of year (000’s omitted)	$20,974	$32,962	$26,459	$22,658	$52,383

Total return[2]	14.24%	(0.98% )	8.68%	13.60%	(2.93% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	0.65%	0.68%	0.87%
Net investment income	6.17%	5.63%	5.57%	6.04%	5.34%
Series portfolio turnover	143%	100%	106%	77%	109%

*For the certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.13%	0.08%	0.07%	0.02%	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

The accompanying notes are an integral part of the financial statements.

17

High Yield Bond Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.01

Income from investment operations:
Net investment income[2]	0.56
Net realized and unrealized gain (loss) on investments	0.27

Total from investment operations	0.83

Less distributions to shareholders:
From net investment income	(0.76)

Net asset value - End of period	$10.08

Net assets - End of period (000’s omitted)	$30,363

Total return[3]	8.63%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.10%
Net investment income[4]	6.66%
Series portfolio turnover	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts[4]:
0.59%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

18

High Yield Bond Series

Financial Highlights - Class Z

FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$8.67

Income from investment operations:
Net investment income[2]	0.46
Net realized and unrealized gain (loss) on investments	0.23

Total from investment operations	0.69

Less distributions to shareholders:
From net investment income	(0.72)

Net asset value - End of period	$8.64

Net assets - End of period (000’s omitted)	$1,627

Total return[3]	8.26%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.50%
Net investment income[4]	6.26%
Series portfolio turnover	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:
0.19%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

19

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Class W and Z shares were issued on March 1, 2019. Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2019, 8.9 billion shares have been designated in total among 31 series, of which 100 million have been designated as High Yield Bond Series Class I common stock and High Yield Bond Series Class Z common stock, 125 million have been designated as High Yield Bond Series Class S common stock and 50 million have been designated as High Yield Bond Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

20

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Corporate debt:
Communication Services	$6,407,975	$—	$6,407,975	$—
Consumer Discretionary	7,746,312	—	7,746,312	—
Consumer Staples	1,699,550	—	1,699,550	—
Energy	10,660,469	—	10,660,469	—
Financials	11,485,043	—	11,485,043	—
Industrials	10,312,744	—	10,312,744	—
Materials	9,126,460	—	9,126,460	—
Real Estate	2,390,580	—	2,390,580	—
Utilities	589,687	—	589,687	—
Mutual fund	1,929,547	1,929,547	—	—
Short-Term Investment	1,891,147	1,891,147	—	—

Total assets	$64,239,514	$3,820,694	$60,418,820	$—

There were no Level 3 securities held by the Series as of December 31, 2018 or December 31, 2019.

New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium

21

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. This guidance was adopted by the Series as of January 1, 2019 on a modified retrospective basis. The cost basis of the securities on January 1, 2019 has been decreased by $97. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value for any Class of the Series.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2019.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The

22

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2019.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series as of December 31, 2019.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

23

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2016 through December 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Series’ average daily net assets. Prior to March 1, 2019, the management fee for the Series was 0.55% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

24

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Prior to March 1, 2019, the Class S shares of the Series were subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee was intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series paid a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund had a Shareholder Services Agreement with the Advisor, for which the Advisor received the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Effective March 1, 2019, the Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the advisor that is separate from the fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.65% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.50% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $174,095 in management fees for Class W for the year ended December 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $29,587, $26,197, $82,483 and $14,052 for Class S, Class I, Class W, and Class Z, respectively, for the year ended December 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. At

25

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

December 31, 2019, the Advisor is eligible to recoup $137,142. For the year ended December 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $125,852,074 and $180,407,324, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S, Class I, Class W and Class Z shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/19		FOR THE YEAR ENDED 12/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,642,995	$16,381,730	1,739,400	$17,402,185
Reinvested	70,733	706,281	413,607	4,067,430
Repurchased	(9,114,775)	(91,206,439)	(2,824,655)	(28,102,329)

Total	(7,401,047)	$(74,118,428)	(671,648)	$(6,632,714)

CLASS I	FOR THE YEAR ENDED 12/31/19		FOR THE YEAR ENDED 12/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,671,447	$14,404,572	3,138,986	$27,366,623
Reinvested	180,138	1,544,925	172,346	1,470,674
Repurchased	(3,441,929)	(29,641,919)	(2,297,624)	(19,885,616)

Total	(1,590,344)	$(13,692,422)	1,013,708	$8,951,681

CLASS W	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT
Sold	7,954,385	$79,582,220
Reinvested	296,675	2,958,361
Repurchased	(5,238,856)	(52,565,362)

Total	3,012,204	$29,975,219

CLASS Z	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT
Sold	1,423,915	$12,339,574
Reinvested	13,020	111,657
Repurchased	(1,248,505)	(10,763,352)

Total	188,430	$1,687,879

Approximately 46% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion. At December 31, 2019, the Advisor and its affiliates owned less than 0.1% of the Series.

26

High Yield Bond Series

Notes to Financial Statements (continued)

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended December 31, 2019, the Series did not borrow under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2019.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. No such investments were held by the Series as of December 31, 2019.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2019, $2,913 was reclassified within the capital accounts from Paid-in Capital to Total Distributable Earnings (Loss). Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
Ordinary income	$6,144,998	$6,294,548

27

High Yield Bond Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At December 31, 2019, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$64,972,887
Unrealized appreciation	1,729,165
Unrealized depreciation	(2,464,033)

Net unrealized depreciation	$(734,868)

Capital loss carryforwards	$(5,655,822)

At December 31, 2019, the capital loss carryover utilized in the current year was $680,975.

As of December 31, 2019, the Series had net long-term capital loss carryforwards of $5,655,822, which may be carried forward indefinitely.

28

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of High Yield Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

29

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 21, 2019, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 25, 2019 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. Representatives of the Advisor discussed improved performance for many of the Series over the one- and three-year time periods ending September 30, 2019. The Board discussed with Representatives of the Advisor, performance challenges that continue to impact the three- and five-year performance of certain Fund’s strategies resulting from periods of underperformance in 2014 and 2016. After discussion, the Board acknowledged the improved short term performance of many of the Series and concluded that notwithstanding the performance challenges that continue to impact certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. Representatives of the Advisor discussed the multi-year fee restructuring initiative which was completed by the Advisor on March 1, 2019 to increase the competitiveness of the Fund’s fees. The fee

30

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

restructuring project also resulted in a set of standardized share classes to help support the Fund’s distribution efforts across client types and varying intermediary distribution models.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. The Board acknowledged that the fee restructuring project completed on March 1, 2019 reduced the expense ratios for shareholders in many Series. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

31

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director (1997 to present); Chief Executive Officer
(1997-2019) - Ashley Companies (property management and investment).
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During	Ashley Companies (1997 - present)
Past 5 Years:

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)
(2012-present); Caelum BioSciences (biomedical)(2018-present)

32

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (University)(2005-present); Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019); Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) (2019 – present)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director – Manning & Napier Investor Services, Inc. (since 2019)

33

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer (since 2013); Broker-Dealer Assistant Corporate Secretary (since 2011) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. (since 2018)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

34

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/19-AR

  Manning & Napier Fund, Inc.

  Unconstrained Bond Series

Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Unconstrained Bond Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide long-term total return, with a secondary objective of preservation of capital. Under normal circumstances, at least 80% of the Series’ assets will be invested in bonds and other financial instruments with economic characteristics similar to bonds. Up to 50% of the Series may be invested in below investment-grade securities and/or in non-US dollar denominated securities, including securities issued by companies located in emerging markets. Derivatives, such as futures, options, swaps, and forwards, may also be used to manage interest rate exposure, duration, or currency risk.

Performance Commentary

Fixed income markets posted positive returns for the twelve-month period ending December 31, 2019. Despite some intra-year volatility, interest rates fell roughly 60 to 100 basis points across the yield curve during the year amid recessionary fears, geopolitical uncertainty, and a global central bank shift towards more accommodative monetary policy. With respect to credit, investment grade corporate credit spreads ended the year ~60 basis points tighter than the previous year and high yield spreads ended ~170 basis points tighter as investors continued to search for sources of yield. Given these dynamics, longer dated Treasuries outperformed shorter dated Treasuries and corporate bonds were the best performing fixed income sector for the year.

The Unconstrained Bond Series Class S shares delivered positive absolute returns during 2019, returning 5.01%, and outperformed its benchmark, the FTSE 3-Month Treasury Bill Index, which returned 2.25%.

Relative outperformance is attributable to the Series’ longer duration as interest rates broadly fell for the year, as well as its notable allocation to credit-related securities as spreads tightened.

In terms of positioning, we continue to believe a low absolute duration and large allocation to short-dated credit-related securities are most appropriate given the Series’ goal of delivering positive absolute returns over a variety of environments. With respect to high yield, we continue to have a modest allocation with a portion of that invested in shorter-dated high yield. Additionally, we continue to find select opportunities in non-dollar securities outside the United States.

While 2019 was a very strong year for fixed income, we believe investor return expectations for the coming year should be tempered as the fixed income landscape remains challenging due to low starting rates. That stated, we believe our “go anywhere” solution allows flexibility to find positive absolute returns during different phases of the market and economic cycle by allowing us to target specific risks as valuations and conditions warrant.

Performance for the Unconstrained Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Unconstrained Bond Series

Performance Update as of December 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Unconstrained Bond Series - Class S2	5.01%	2.30%	4.01%
Unconstrained Bond Series - Class I2,3	5.37%	2.57%	4.17%
Unconstrained Bond Series - Class W2,4	5.74%	2.44%	4.08%
FTSE 3-Month Treasury Bill Index[5]	2.25%	1.05%	0.56%
Bloomberg Barclays U.S. Aggregate Bond Index[6]	8.72%	3.05%	3.75%

The following graph compares the value of a $10,000 investment in the Unconstrained Bond Series - Class S for the ten years ended December 31, 2019 to the FTSE 3-Month Treasury Bill Index and Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2019, this net expense ratio was 0.75% for Class S, 0.48% for Class I and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for Class S, 0.49% for Class I and 0.36% for Class W for the year ended December 31, 2019.

3For periods through August 1, 2013 (the inception date of the Class I shares), performance for the Class I shares is based on the historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Unconstrained Bond Series

Performance Update as of December 31, 2019

(unaudited)

6The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Unconstrained Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/19	ENDING ACCOUNT VALUE 12/31/19	EXPENSES PAID DURING PERIOD* 7/1/19-12/31/19	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,019.60	$3.85	0.76%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.85	0.76%

Class I

Actual	$1,000.00	$1,021.70	$2.50	0.49%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50	0.49%

Class W

Actual	$1,000.00	$1,023.60	$0.26	0.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Unconstrained Bond Series

Portfolio Composition as of December 31, 2019

(unaudited)

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS - 35.7%

Non-Convertible Corporate Bonds - 35.7%
Communication Services - 6.8%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.[3], (3 mo. LIBOR US + 0.930%), 2.891%, 6/30/2020	Baa2	8,000,000	$8,028,387
AT&T, Inc.[4], 2.45%, 6/30/2020	Baa2	2,000,000	2,006,805
AT&T, Inc.[4], 4.25%, 3/1/2027	Baa2	9,000,000	9,885,439
CenturyLink, Inc., 5.625%, 4/1/2020	B2	1,400,000	1,408,750
Verizon Communications, Inc., 4.125%, 3/16/2027	Baa1	9,000,000	9,992,149

			31,321,530

Interactive Media & Services - 0.7%
Baidu, Inc. (China), 3.00%, 6/30/2020	A3	2,400,000	2,408,520
Tencent Holdings Ltd. (China)[5] , 2.875%, 2/11/2020	A1	3,873,000	3,875,672

			6,284,192

Media - 1.7%
Charter Communications Operating LLC - Charter Communications
Operating Capital Corp., 3.579%, 7/23/2020	Ba1	5,708,000	5,744,377
Discovery Communications LLC, 3.95%, 3/20/2028	Baa3	9,000,000	9,607,696

			15,352,073

Wireless Telecommunication Services - 0.9%
Sprint Communications, Inc.[5], 7.00%, 3/1/2020	B1	8,238,000	8,281,826

Total Communication Services			61,239,621

Consumer Discretionary - 2.2%
Automobiles - 0.4%
Ford Motor Credit Co. LLC[3], (3 mo. LIBOR US + 1.000%), 3.012%, 1/9/2020	Ba1	700,000	700,098
Ford Motor Credit Co. LLC[3], (3 mo. LIBOR US + 0.790%), 2.677%, 6/12/2020	Ba1	2,630,000	2,631,531

			3,331,629

Diversified Consumer Services - 0.2%
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United
Arab Emirates)[5], 7.125%, 7/31/2026	B2	1,880,000	1,978,700

Household Durables - 0.2%
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	B1	1,470,000	1,525,125

Internet & Direct Marketing Retail - 1.4%
Booking Holdings, Inc., 3.60%, 6/1/2026	A3	7,450,000	7,953,347
Photo Holdings Merger Sub, Inc.[5], 8.50%, 10/1/2026	B1	5,450,000	5,068,500

			13,021,847

Total Consumer Discretionary			19,857,301

Consumer Staples - 0.3%
Food & Staples Retailing - 0.2%
KeHE Distributors LLC - KeHE Finance Corp.[5], 8.625%, 10/15/2026	B3	1,500,000	1,571,250

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products - 0.1%
Kraft Heinz Foods Co., 2.80%, 7/2/2020	Baa3	938,000	$939,499

Total Consumer Staples			2,510,749

Energy - 7.5%
Oil, Gas & Consumable Fuels - 7.5%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[5], 5.75%, 3/1/2027	B1	2,200,000	1,934,626
Antero Midstream Partners LP - Antero Midstream Finance Corp.[5], 5.75%, 1/15/2028	B1	1,440,000	1,252,800
Calumet Specialty Products Partners LP - Calumet Finance Corp.[5], 11.00%, 4/15/2025	Caa1	3,445,000	3,746,438
DCP Midstream Operating LP5, 5.35%, 3/15/2020	Ba2	3,638,000	3,656,190
Euronav Luxembourg S.A. (Belgium)[5], 7.50%, 5/31/2022	WR6	1,800,000	1,849,500
Jonah Energy LLC - Jonah Energy Finance Corp.[5], 7.25%, 10/15/2025	Caa2	1,620,000	477,900
Kinder Morgan Energy Partners LP, 6.85%, 2/15/2020	Baa2	3,677,000	3,695,553
Kinder Morgan Energy Partners LP, 6.50%, 4/1/2020	Baa2	5,223,000	5,278,027
Lonestar Resources America, Inc.[5], 11.25%, 1/1/2023	Caa2	3,485,000	2,378,512
NuStar Logistics LP, 4.80%, 9/1/2020	Ba2	1,250,000	1,265,625
Rockies Express Pipeline LLC[5], 5.625%, 4/15/2020	Ba1	9,861,000	9,965,504
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	Baa3	9,000,000	9,251,036
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	Baa3	7,000,000	7,809,886
Tennessee Gas Pipeline Co. LLC, 7.00%, 3/15/2027	Baa2	6,775,000	8,439,244
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/2028	Baa2	2,225,000	2,852,573
The Williams Companies, Inc., 3.75%, 6/15/2027	Baa3	4,000,000	4,172,239

Total Energy			68,025,653

Financials - 10.3%
Banks - 4.2%
Bank of America Corp.[4], 4.00%, 1/22/2025	Baa1	7,000,000	7,466,877
Bank of America Corp.[3], (3 mo. LIBOR US + 0.760%), 2.654%, 9/15/2026	Baa1	3,561,000	3,486,991
Barclays plc (United Kingdom), 2.875%, 6/8/2020	Baa3	3,292,000	3,298,321
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	Baa3	7,655,000	7,662,180
JPMorgan Chase & Co., 4.95%, 3/25/2020	A2	150,000	151,011
JPMorgan Chase & Co., 8.00%, 4/29/2027	A3	9,000,000	12,015,909
Santander Holdings USA, Inc., 2.65%, 4/17/2020	Baa3	3,950,000	3,954,476

			38,035,765

Capital Markets - 3.1%
Drawbridge Special Opportunities Fund LP - Drawbridge Special
Opportunities Finance[5], 5.00%, 8/1/2021	BBB[7]	2,755,000	2,797,612
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A3	7,800,000	7,852,850
Morgan Stanley[3], (3 mo. LIBOR US + 1.140%), 3.076%, 1/27/2020	A3	8,750,000	8,756,640

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
UBS AG (Switzerland)[3], (3 mo. LIBOR US + 0.850%), 2.757%, 6/1/2020	Aa3	8,000,000	$8,024,174

			27,431,276

Consumer Finance - 2.1%
Ally Financial, Inc., 8.00%, 3/15/2020	Ba1	1,835,000	1,851,056
American Express Credit Corp.[3], (3 mo. LIBOR US + 0.730%), 2.647%, 5/26/2020	A2	7,500,000	7,515,029
Navient Corp., 8.00%, 3/25/2020	Ba3	2,496,000	2,521,759
Navient Corp., 5.00%, 10/26/2020	Ba3	500,000	507,350
SLM Corp., 5.125%, 4/5/2022	Ba1	6,109,000	6,322,815

			18,718,009

Diversified Financial Services - 0.2%
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[5], 10.50%, 6/1/2024	B3	2,250,000	2,137,500

Mortgage Real Estate Investment Trusts (REITS) - 0.5%
Starwood Property Trust, Inc., 3.625%, 2/1/2021	Ba3	4,785,000	4,814,906

Thrifts & Mortgage Finance - 0.2%
Acrisure LLC - Acrisure Finance, Inc.[5], 7.00%, 11/15/2025	Caa2	1,865,000	1,799,726

Total Financials			92,937,182

Health Care - 1.3%
Health Care Providers & Services - 1.3%
Fresenius Medical Care US Finance II, Inc. (Germany)[5], 4.125%, 10/15/2020	Baa3	11,869,000	11,987,192

Industrials - 4.2%
Commercial Services & Supplies - 0.3%
The ADT Security Corp., 6.25%, 10/15/2021	Ba3	1,000,000	1,055,000
Prime Security Services Borrower LLC - Prime Finance, Inc.[5], 5.75%, 4/15/2026	Ba3	1,000,000	1,086,880

			2,141,880

Construction & Engineering - 0.4%
Tutor Perini Corp.[5], 6.875%, 5/1/2025	B2	3,840,000	3,705,600

Marine - 1.5%
American Tanker, Inc. (Norway)[5], 9.25%, 2/22/2022	WR6	4,450,000	4,560,069
Borealis Finance LLC[5] , 7.50%, 11/16/2022	WR6	2,860,000	2,631,200
Diana Shipping, Inc. (Greece), 9.50%, 9/27/2023	WR6	4,450,000	4,416,625
Global Ship Lease, Inc. (United Kingdom)[5], 9.875%, 11/15/2022	B3	1,973,000	2,056,852

			13,664,746

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors - 2.0%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.625%, 10/30/2020	Baa3	4,974,000	$5,073,507
Aircastle Ltd., 7.625%, 4/15/2020	Baa3	6,375,000	6,469,340
Aviation Capital Group LLC[5], 7.125%, 10/15/2020	BBB[7]	2,572,000	2,669,095
Aviation Capital Group LLC[5], 6.75%, 4/6/2021	BBB[7]	3,750,000	3,951,872

			18,163,814

Total Industrials			37,676,040

Materials - 1.2%
Metals & Mining - 1.2%
Infrabuild Australia Pty Ltd. (Australia)[5], 12.00%, 10/1/2024	Ba3	3,425,000	3,530,422
Northwest Acquisitions ULC - Dominion Finco, Inc.[5], 7.125%, 11/1/2022	Caa1	5,870,000	4,402,500
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	Baa2	3,000,000	3,023,994

Total Materials			10,956,916

Real Estate - 1.9%
Equity Real Estate Investment Trusts (REITS) - 1.1%
American Tower Corp., 2.80%, 6/1/2020	Baa3	5,595,000	5,611,111
Crown Castle International Corp., 3.40%, 2/15/2021	Baa3	532,000	539,239
SBA Tower Trust[5], 2.836%, 1/15/2025	A2	3,500,000	3,535,676

			9,686,026

Real Estate Management & Development - 0.8%
Five Point Operating Co. LP - Five Point Capital Corp.[5], 7.875%, 11/15/2025	B3	5,235,000	5,273,268
Forestar Group, Inc.[5], 8.00%, 4/15/2024	B2	1,562,000	1,698,675

			6,971,943

Total Real Estate			16,657,969

TOTAL CORPORATE BONDS (Identified Cost $317,566,239)			321,848,623

ASSET-BACKED SECURITIES - 24.3%
Ally Auto Receivables Trust, Series 2018-2, Class A2, 2.64%, 2/16/2021	Aaa	28,689	28,692
CarMax Auto Owner Trust, Series 2017-3, Class A3, 1.97%, 4/15/2022	AAA[7]	2,430,174	2,430,313
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A5, 2.00%, 12/10/2023	WR6	1,103	1,101
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A5, 3.561%, 7/15/2030	WR6	3,737,652	3,758,952
CCG Receivables Trust, Series 2019-1, Class A2[5], 2.80%, 9/14/2026	AAA[7]	6,000,000	6,048,648
Chesapeake Funding II LLC, Series 2017-2A, Class A1 (Canada)[5], 1.99%, 5/15/2029	Aaa	1,167,044	1,166,084

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Commonbond Student Loan Trust, Series 2019-AGS, Class A1[5], 2.54%, 1/25/2047	Aaa	6,429,453	$6,369,562
Corevest American Finance Trust, Series 2019-1, Class A5, 3.324%, 3/15/2052	WR6	4,967,166	5,106,529
Corevest American Finance Trust, Series 2019-3, Class A5, 2.705%, 10/15/2052	WR6	3,245,964	3,244,401
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A5, 2.56%, 10/15/2025	AAA[7]	50,027	50,032
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A5, 3.01%, 2/16/2027	Aaa	7,846,000	7,875,251
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A5, 3.47%, 5/17/2027	Aaa	9,000,000	9,113,535
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A5, 3.33%, 2/15/2028	Aaa	4,050,000	4,121,943
Dell Equipment Finance Trust, Series 2019-1, Class A1[5], 2.648%, 4/22/2020	Aaa	187,046	187,103
Dell Equipment Finance Trust, Series 2019-1, Class A2[5], 2.78%, 8/23/2021	Aaa	6,500,000	6,525,862
DLL LLC, Series 2019-DA1, Class A2[5], 2.79%, 11/22/2021	Aaa	3,923,871	3,936,209
Drive Auto Receivables Trust, Series 2019-1, Class A2A, 3.08%, 9/15/2021	Aaa	47,192	47,211
DT Auto Owner Trust, Series 2018-3A, Class A5, 3.02%, 2/15/2022	AAA[7]	1,788,674	1,792,315
DT Auto Owner Trust, Series 2019-1A, Class A5, 3.08%, 9/15/2022	AAA[7]	2,283,173	2,291,377
DT Auto Owner Trust, Series 2019-2A, Class A5, 2.85%, 9/15/2022	AAA[7]	1,509,737	1,514,732
DT Auto Owner Trust, Series 2019-3A, Class A5, 2.55%, 8/15/2022	AAA[7]	1,684,546	1,688,463
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A5,8, 3.58%, 11/25/2038	AAA[7]	4,050,984	4,126,851
Enterprise Fleet Financing LLC, Series 2016-2, Class A3[5], 2.04%, 2/22/2022	AAA[7]	2,546,722	2,545,717
Enterprise Fleet Financing LLC, Series 2017-1, Class A2[5], 2.13%, 7/20/2022	AAA[7]	222,231	222,232
Enterprise Fleet Financing LLC, Series 2018-2, Class A2[5], 3.14%, 2/20/2024	AAA[7]	4,186,029	4,218,835
Enterprise Fleet Financing LLC, Series 2019-1, Class A2[5], 2.98%, 10/20/2024	AAA[7]	2,500,000	2,524,052
Ford Credit Auto Owner Trust, Series 2017-B, Class A3, 1.69%, 11/15/2021	Aaa	148,866	148,719
GLS Auto Receivables Trust, Series 2018-3A, Class A5, 3.35%, 8/15/2022	AA7	830,253	833,727
GLS Auto Receivables Trust, Series 2019-2A, Class A5, 3.06%, 4/17/2023	AA7	2,049,069	2,059,798
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class A2, 2.93%, 11/16/2021	Aaa	421,660	422,420
Great American Auto Leasing, Inc., Series 2019-1, Class A2[5], 2.97%, 6/15/2021	AAA[7]	2,741,977	2,753,042

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Hertz Fleet Lease Funding LP, Series 2018-1, Class A2[5], 3.23%, 5/10/2032	Aaa	5,745,305	$5,784,776
Hyundai Auto Receivables Trust, Series 2017-A, Class A3, 1.76%, 8/16/2021	AAA[7]	55,227	55,188
Hyundai Auto Receivables Trust, Series 2019-A, Class A2, 2.67%, 12/15/2021	AAA[7]	2,289,356	2,296,902
Invitation Homes Trust, Series 2017-SFR2, Class A3,5, (1 mo. LIBOR US + 0.850%), 2.587%, 12/17/2036	Aaa	466,409	464,636
Invitation Homes Trust, Series 2017-SFR2, Class B3,5, (1 mo. LIBOR US + 1.150%), 2.887%, 12/17/2036	Aa2	400,000	399,429
John Deere Owner Trust, Series 2019-A, Class A2, 2.85%, 12/15/2021	Aaa	2,121,888	2,128,791
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A2FX5, 2.73%, 10/25/2048	AAA[7]	2,100,000	2,087,077
Marlette Funding Trust, Series 2019-2A, Class A5, 3.13%, 7/16/2029	WR6	2,761,876	2,779,569
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A1[5], 2.82%, 2/15/2068	AAA[7]	2,400,732	2,411,422
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A1[5], 2.39%, 5/15/2068	AAA[7]	9,378,344	9,394,151
Navient Student Loan Trust, Series 2014-1, Class A3[3], (1 mo. LIBOR US + 0.510%), 2.302%, 6/25/2031	A1	5,998,239	5,883,208
Navient Student Loan Trust, Series 2019-2A, Class A2[3,5], (1 mo. LIBOR US + 1.000%), 2.792%, 2/27/2068	Aaa	5,540,000	5,525,604
Navient Student Loan Trust, Series 2019-BA, Class A1[3,5], (1 mo. LIBOR US + 0.400%), 2.14%, 12/15/2059	AAA[7]	3,246,504	3,239,743
Nissan Auto Lease Trust, Series 2019-A, Class A2, 2.71%, 7/15/2021	Aaa	4,572,411	4,588,735
Nissan Auto Lease Trust, Series 2019-B, Class A1, 2.282%, 7/15/2020	Aaa	1,785,221	1,785,157
Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.18%, 1/15/2021	Aaa	252,736	252,588
NYCTL Trust, Series 2018-A, Class A5, 3.22%, 11/10/2031	Aaa	1,252,213	1,254,216
Oxford Finance Funding LLC, Series 2019-1A, Class A2[5], 4.459%, 2/15/2027	WR6	7,000,000	7,103,570
Progress Residential Trust, Series 2015-SFR3, Class A5, 3.067%, 11/12/2032	Aaa	4,836,028	4,829,934
Progress Residential Trust, Series 2017-SFR2, Class A5, 2.897%, 12/17/2034	Aaa	1,646,935	1,648,958
Progress Residential Trust, Series 2019-SFR2, Class A5, 3.147%, 5/17/2036	Aaa	8,610,000	8,722,162
Progress Residential Trust, Series 2019-SFR4, Class A5, 2.687%, 10/17/2036	Aaa	3,800,000	3,787,996
SCF Equipment Leasing LLC, Series 2019-1A, Class A1[5], 3.04%, 3/20/2023	Aaa	1,637,486	1,641,912
SLC Student Loan Trust, Series 2004-1, Class A6[3], (3 mo. LIBOR US + 0.160%), 2.07%, 5/15/2023	Aaa	345,030	344,877
SLM Student Loan Trust, Series 2004-10, Class A6A3,5, (3 mo. LIBOR US + 0.550%), 2.49%, 4/27/2026	Aaa	775,848	776,206

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SMB Private Education Loan Trust, Series 2018-A, Class A1[3,5], (1 mo. LIBOR US + 0.350%), 2.09%, 3/16/2026	Aaa	612,650	$612,126
SMB Private Education Loan Trust, Series 2019-A, Class A1[3,5], (1 mo. LIBOR US + 0.350%), 2.09%, 2/16/2026	Aaa	2,013,932	2,012,663
SoFi Consumer Loan Program LLC, Series 2016-5, Class A5, 3.06%, 9/25/2028	WR6	449,527	451,394
SoFi Consumer Loan Program LLC, Series 2017-3, Class A5, 2.77%, 5/25/2026	AA7	1,425,032	1,430,015
SoFi Consumer Loan Program LLC, Series 2017-4, Class A5, 2.50%, 5/26/2026	AA7	535,055	535,926
SoFi Consumer Loan Program Trust, Series 2019-1, Class A5, 3.24%, 2/25/2028	AAA[7]	2,800,283	2,819,857
SoFi Consumer Loan Program Trust, Series 2019-2, Class A5, 3.01%, 4/25/2028	AAA[7]	2,621,721	2,638,674
SoFi Consumer Loan Program Trust, Series 2019-3, Class A5, 2.90%, 5/25/2028	AAA[7]	1,691,462	1,701,998
SoFi Professional Loan Program LLC, Series 2015-A, Class A2[5], 2.42%, 3/25/2030	Aaa	278,382	278,339
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B5, 2.36%, 12/27/2032	Aaa	368,235	366,762
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX5, 2.05%, 1/25/2041	Aaa	127,107	127,016
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX5, 2.84%, 1/25/2041	Aaa	750,000	755,904
SoFi Professional Loan Program LLC, Series 2019-B, Class A1FX5, 2.78%, 8/17/2048	AAA[7]	3,980,558	3,995,496
SoFi Professional Loan Program Trust, Series 2018-B, Class A1FX5, 2.64%, 8/25/2047	Aaa	2,886,264	2,890,549
Store Master Funding I-VII LLC, Series 2019-1, Class A1[5], 2.82%, 11/20/2049	AAA[7]	2,495,712	2,485,914
Tax Ease Funding LLC, Series 2016-1A, Class A5, 3.131%, 6/15/2028	WR6	300,821	300,651
Tesla Auto Lease Trust, Series 2019-A, Class A1[5], 2.005%, 12/18/2020	Aaa	6,638,403	6,639,675
Towd Point Mortgage Trust, Series 2016-5, Class A1[5,8], 2.50%, 10/25/2056	Aaa	1,187,903	1,187,977
Towd Point Mortgage Trust, Series 2017-1, Class A1[5,8], 2.75%, 10/25/2056	Aaa	4,181,934	4,210,469
Towd Point Mortgage Trust, Series 2018-2, Class A1[5,8], 3.25%, 3/25/2058	Aaa	1,512,311	1,538,332
Towd Point Mortgage Trust, Series 2019-HY1, Class A1[3,5], (1 mo. LIBOR US + 1.000%), 2.792%, 10/25/2048	Aaa	4,004,132	4,012,815
Tricon American Homes Trust, Series 2016-SFR1, Class A5, 2.589%, 11/17/2033	Aaa	2,325,513	2,321,200
Volvo Financial Equipment LLC, Series 2019-1A, Class A2[5], 2.90%, 11/15/2021	Aaa	915,196	918,525
World Omni Auto Receivables Trust, Series 2017-A, Class A3, 1.93%, 9/15/2022	AAA[7]	2,042,482	2,041,574

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

World Omni Auto Receivables Trust, Series 2019-B, Class A2, 2.63%, 6/15/2022	AAA[7]	3,742,857	$3,754,197
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A4, 2.32%, 8/15/2022	Aaa	302,650	302,667
World Omni Automobile Lease Securitization Trust, Series 2019-A, Class A2, 2.89%, 11/15/2021	Aaa	2,247,530	2,258,234

TOTAL ASSET-BACKED SECURITIES (Identified Cost $217,958,317)			218,929,464

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.6%

Americold LLC Trust, Series 2010-ARTA, Class A1[5], 3.847%, 1/14/2029 .	AA7	58,168	58,561
CIM Trust, Series 2019-INV1, Class A1[5,8], 4.00%, 2/25/2049	Aaa	1,038,745	1,054,237
Citigroup Commercial Mortgage Trust, Series 2019-SST2, Class A3,5, (1 mo. LIBOR US + 0.920%), 2.66%, 12/15/2036	Aaa	7,000,000	6,982,576
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[5,8], 2.13%, 2/25/2043	AAA[7]	514,195	498,044
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	Aaa	2,843,975	2,954,014
Fannie Mae-Aces, Series 2017-M15, Class A1[8], 2.959%, 9/25/2027	WR6	5,591,327	5,788,698
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A5, 3.144%, 12/10/2036	Aaa	4,480,000	4,585,854
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[8], 1.26%, 8/25/2020	Aaa	8,514,767	42,620
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[8], 1.149%, 4/25/2021	Aaa	6,911,013	81,108
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[8], 1.478%, 10/25/2021	Aaa	4,290,941	96,131
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[8], 1.291%, 12/25/2021	Aaa	31,048,282	603,721
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[8], 1.425%, 6/25/2022	Aaa	16,452,450	492,940
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[8], 0.183%, 4/25/2023	Aaa	55,235,306	300,679
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[8], 0.097%, 5/25/2023	Aaa	32,476,228	119,785
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	Aaa	2,715,999	2,770,136
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	Aaa	2,340,521	2,391,330
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[5], 0.10%, 6/25/2046	WR6	85,306,308	211,671
FREMF Mortgage Trust, Series 2014-K715, Class B5,8, 3.971%, 2/25/2046	Aa2	2,185,000	2,215,107
FREMF Mortgage Trust, Series 2014-K716, Class B5,8, 3.952%, 8/25/2047	A1	2,550,000	2,603,326
FREMF Mortgage Trust, Series 2015-K42, Class B5,8, 3.851%, 12/25/2024	A3	1,900,000	1,969,161

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

FREMF Mortgage Trust, Series 2015-K43, Class B5,8, 3.734%, 2/25/2048	WR6	1,500,000	$1,544,344
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[5], 4.07%, 11/15/2043	AAA[7]	590,680	593,820
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[5,8], 3.00%, 3/25/2043	WR6	367,010	369,786
JP Morgan Mortgage Trust, Series 2013-2, Class A2[5,8], 3.50%, 5/25/2043	AAA[7]	433,003	442,116
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[5,8], 3.00%, 6/25/2029	AAA[7]	618,728	624,753
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[5,8], 3.50%, 8/25/2047	Aaa	2,295,035	2,319,599
Metlife Securitization Trust, Series 2019-1A, Class A5,8, 3.75%, 4/25/2058	WR6	1,807,407	1,870,524
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[5,8], 3.75%, 11/25/2054	AA7	521,001	537,436
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[5,8], 3.75%, 8/25/2055	Aaa	851,562	879,293
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1[5,8], 4.25%, 12/25/2057	Aaa	4,256,651	4,435,307
OBP Depositor LLC Trust, Series 2010-OBP, Class A5, 4.646%, 7/15/2045	AA7	420,000	419,647
PSMC Trust, Series 2019-3, Class A3[5,8], 3.50%, 11/25/2049	WR6	3,444,917	3,501,165
Sequoia Mortgage Trust, Series 2013-2, Class A8, 1.874%, 2/25/2043	AAA[7]	537,309	512,707
Sequoia Mortgage Trust, Series 2013-7, Class A2[8], 3.00%, 6/25/2043	AAA[7]	469,563	470,435
Sequoia Mortgage Trust, Series 2013-8, Class A1[8], 3.00%, 6/25/2043	Aaa	643,028	647,634
Starwood Retail Property Trust, Series 2014-STAR, Class A3,5, (1 mo. LIBOR US + 1.470%), 3.21%, 11/15/2027	AAA[7]	1,772,914	1,767,476
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A5,8, 2.86%, 4/25/2041	WR6	4,017,548	4,018,164
Toorak Mortgage Corp., Series 2019-1, Class A1[5,9], 4.458%, 3/25/2022	WR6	5,000,000	5,044,636
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX5, 4.004%, 9/13/2028	AA7	1,195,000	1,199,326
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A3,5, (1 mo. LIBOR US + 1.050%), 2.79%, 12/15/2033	AAA[7]	7,000,000	6,991,492
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[5], 4.393%, 11/15/2043	Aaa	1,228,139	1,235,491
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[5,8], 4.869%, 2/15/2044	Aaa	1,443,304	1,471,134
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[5,8], 3.50%, 1/20/2045	WR6	566,777	578,024
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[5,8], 3.50%, 3/20/2045	Aaa	366,337	366,541

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $76,645,583)			77,660,549

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT2/ SHARES		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS - 1.7%

Argentine Republic Government International Bond (Argentina), 5.625%, 1/26/2022	Caa2		2,000,000	$1,035,000
Argentine Republic Government International Bond (Argentina), 6.875%, 1/26/2027	Caa2		2,000,000	995,000
Argentine Republic Government International Bond (Argentina), 5.875%, 1/11/2028	Caa2		2,000,000	940,000
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025	Ba2		1,300,000	1,383,525
Chile Government Bond (Chile), 5.50%, 8/5/2020	A1	CLP	1,800,000,000	2,440,594
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3	MXN	35,000,000	1,860,891
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3	MXN	126,000,000	6,625,238

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $19,164,207)				15,280,248

MUTUAL FUND - 1.1%

VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Identified Cost $9,189,801)			280,000	9,522,800

U.S. TREASURY SECURITIES - 20.4%

U.S. Treasury Notes - 20.4%
U.S. Treasury Floating Rate Note[3], (3 mo. US Treasury Bill Yield + 0.300%), 1.826%, 10/31/2021			45,000,000	45,075,603
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020			46,154,640	46,098,750
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2021			46,896,566	46,799,718
U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024			45,142,516	46,098,122

TOTAL U.S. TREASURY SECURITIES (Identified Cost $183,675,174)				184,072,193

U.S. GOVERNMENT AGENCIES - 4.5%

Mortgage-Backed Securities - 4.5%
Fannie Mae, Pool #888468, UMBS, 5.50%, 9/1/2021			69,939	70,785
Fannie Mae, Pool #995233, UMBS, 5.50%, 10/1/2021			1,872	1,887
Fannie Mae, Pool #888017, UMBS, 6.00%, 11/1/2021			10,355	10,551
Fannie Mae, Pool #995329, UMBS, 5.50%, 12/1/2021			47,688	48,256
Fannie Mae, Pool #888136, UMBS, 6.00%, 12/1/2021			11,867	12,118
Fannie Mae, Pool #888810, UMBS, 5.50%, 11/1/2022			85,610	86,608
Fannie Mae, Pool #AD0462, UMBS, 5.50%, 10/1/2024			14,514	15,168
Fannie Mae, Pool #MA0115, UMBS, 4.50%, 7/1/2029			67,758	72,196
Fannie Mae, Pool #MA1834, UMBS, 4.50%, 2/1/2034			267,825	288,182
Fannie Mae, Pool #918516, UMBS, 5.50%, 6/1/2037			93,900	105,164
Fannie Mae, Pool #889624, UMBS, 5.50%, 5/1/2038			148,997	167,333
Fannie Mae, Pool #MA3412, UMBS, 3.50%, 7/1/2038			4,113,008	4,283,235
Fannie Mae, Pool #995876, UMBS, 6.00%, 11/1/2038			385,399	441,960
Fannie Mae, Pool #AD0307, UMBS, 5.50%, 1/1/2039			150,534	169,002

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

	PRINCIPAL AMOUNT2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AA7236, UMBS, 4.00%, 6/1/2039	801,159	$858,881
Fannie Mae, Pool #AJ1989, UMBS, 4.50%, 10/1/2041	1,562,262	1,696,771
Fannie Mae, Pool #AW5338, UMBS, 4.50%, 6/1/2044	942,559	1,014,821
Fannie Mae, Pool #AS3878, UMBS, 4.50%, 11/1/2044	822,599	884,389
Fannie Mae, Pool #BC5442, UMBS, 4.00%, 4/1/2046	2,066,471	2,163,595
Fannie Mae, Pool #BC9568, UMBS, 4.00%, 5/1/2046	2,840,609	2,970,383
Fannie Mae, Pool #BE7845, UMBS, 4.50%, 2/1/2047	481,384	508,905
Fannie Mae, Pool #CA1922, UMBS, 5.00%, 6/1/2048	2,893,170	3,101,363
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	695	695
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	15,230	15,556
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	10,642	10,915
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	9,572	9,905
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	15,820	16,324
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	7,718	7,986
Freddie Mac, Pool #C91359, 4.50%, 2/1/2031	168,497	180,546
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	479,891	516,052
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	413,673	445,363
Freddie Mac, Pool #C91760, 3.50%, 5/1/2034	2,239,699	2,346,277
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	394,811	443,837
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	165,283	185,451
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	167,869	183,378
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	66,501	76,094
Freddie Mac, Pool #A96363, 4.50%, 1/1/2041	2,673,749	2,911,897
Freddie Mac, Pool #G60342, 4.50%, 5/1/2042	2,516,694	2,733,805
Freddie Mac, Pool #G07998, 4.50%, 7/1/2044	2,880,461	3,125,375
Freddie Mac, Pool #Q38473, 4.00%, 1/1/2046	3,967,830	4,207,180
Freddie Mac, Pool #Q40375, 3.50%, 5/1/2046	4,310,560	4,497,369

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $40,692,838)		40,885,558

SHORT-TERM INVESTMENT - 2.2%

Dreyfus Government Cash Management, Institutional Shares, 1.51%[10], (Identified Cost $20,100,158)	20,100,158	20,100,158

TOTAL OPTIONS PURCHASED — 0.0%## (Cost $460,173)		210,000

TOTAL INVESTMENTS - 98.5% (Identified Cost $885,452,490)		888,509,593
OTHER ASSETS, LESS LIABILITIES - 1.5%		13,300,971

NET ASSETS - 100%		$901,810,564

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

EXCHANGE-TRADED OPTIONS PURCHASED
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT[2] (000)	VALUE
Call
EUR Currency Futures	200	01/03/2020	$1.12	28,205	$207,500

Put
EUR Currency Futures	200	01/03/2020	1.12	28,205	2,500

TOTAL EXCHANGE-TRADED OPTIONS PURCHASED (COST $460,173)					$210,000

FUTURES CONTRACTS: LONG POSITIONS OPEN AT DECEMBER 31, 2019:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	VALUE/UNREALIZED APPRECIATION/ (DEPRECIATION)
243	CAD Currency	CME	March 2020	18,731,655	$ 450,780
165	Euro-BTP	Eurex	March 2020	26,366,685	(296,341)
116	Euro-OAT	Eurex	March 2020	21,179,271	(333,256)
114	GBP Currency	CME	March 2020	9,470,550	119,373
158	JPY Currency	CME	March 2020	18,259,863	(50,816)
1,670	U.S. Treasury Notes (2 Year)	CBOT	March 2020	359,885,000	(224,920)

TOTAL LONG POSITIONS					$(335,180)

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2019:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	VALUE/UNREALIZED APPRECIATION
265	Euro-BONO	Eurex	March 2020	(47,150,084)	$ 230,171
150	Euro-BUND	Eurex	March 2020	(28,685,923)	499,519
25	Euro-BUXL (30 Year)	Eurex	March 2020	(5,563,096)	240,012
141	Long Gilt	ICE	March 2020	(24,537,818)	399,566
200	U.S. Treasury Notes (5 Year)	CBOT	March 2020	(23,721,875)	87,116
	U.S. Ultra Treasury
553	Bonds (10 Year)	CBOT	March 2020	(77,808,828)	962,308

TOTAL SHORT POSITIONS					$2,418,692

CAD - Canadian Dollar

CBOT - Chicago Board of Trade

CLP - Chilean Peso

CME - Chicago Mercantile Exchange

ETF - Exchange-Traded Fund

EUR - Euro

EUREX - Eurex Exchange

GBP - British Pound

ICE - Intercontinental Exchange

IO - Interest only

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

No. - Number

UMBS - Uniform Mortgage-Backed Securities

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2019

## Less than 0.1%.

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3Floating rate security. Rate shown is the rate in effect as of December 31, 2019.

4A portion of this security is designated as collateral. As of December 31, 2019, the total value of such securities was $19,359,120.

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $354,410,159, or 39.3% of the Series’ net assets as of December 31, 2019 (see Note 2 to the financial statements).

6Credit rating has been withdrawn. As of December 31, 2019, there is no rating available (unaudited).

7Credit ratings from S&P (unaudited).

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2019.

9Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2019.

10Rate shown is the current yield as of December 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Assets and Liabilities

December 31, 2019

ASSETS:

Investments in securities, at value (identified cost $885,452,490) (Note 2)	$888,509,593
Receivable from investment advisor (Note 3)	14,768
Deposits at broker for futures contracts	6,940,879
Interest receivable	5,547,739
Receivable for fund shares sold	577,655
Futures variation margin receivable	434,010
Dividends receivable	99,884
Prepaid and other expenses	8,943

TOTAL ASSETS	902,133,471

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	42,293
Accrued sub-transfer agent fees (Note 3)	14,849
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	4,814
Accrued Chief Compliance Officer service fees (Note 3)	1,170
Futures variation margin payable	106,459
Payable for fund shares repurchased	103,315
Accrued printing and postage fees payable	17,084
Other payables and accrued expenses	32,923

TOTAL LIABILITIES	322,907

TOTAL NET ASSETS	$901,810,564

NET ASSETS CONSIST OF:

Capital stock	$868,873
Additional paid-in-capital	901,877,511
Total distributable earnings (loss)	(935,820)

TOTAL NET ASSETS	$901,810,564

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($22,884,080/2,191,599 shares)	$10.44

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($19,038,797/2,056,759 shares)	$9.26

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($859,887,687/82,638,919 shares)	$10.41

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME:

Interest	$29,225,576
Dividends	1,044,034

Total Investment Income	30,269,610

EXPENSES:

Management fees (Note 3)	2,770,290
Shareholder services fees (Class S) (Note 3)	277,758
Fund accounting and administration fees (Note 3)	168,481
Directors’ fees (Note 3)	88,010
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	56,533
Accrued sub-transfer agent fees (Note 3)	47,041
Chief Compliance Officer service fees (Note 3)	3,109
Custodian fees	40,110
Miscellaneous	237,867

Total Expenses	3,689,199
Less reduction of expenses (Note 3)	(2,233,793)

Net Expenses	1,455,406

NET INVESTMENT INCOME	28,814,204

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	347,491
Litigation proceeds (Note 4)	90,653
Futures contracts	(2,248,424)
Options Written	239,265
Foreign currency and translation of other assets and liabilities	27,686

(1,543,329)

Net change in unrealized appreciation (depreciation) on-
Investments	18,293,636
Futures contracts	1,174,493
Foreign currency and translation of other assets and liabilities	(405)

19,467,724

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	17,924,395

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,738,599

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$28,814,204	$19,978,931
Net realized gain (loss) on investments and foreign currency	(1,543,329)	(5,431,216)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	19,467,724	(13,596,889)

Net increase from operations	46,738,599	950,826

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(569,520)	(18,048,897)
Class I	(656,971)	(1,144,935)
Class W	(27,871,927)	—

Total distributions to shareholders	(29,098,418)	(19,193,832)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	170,021,787	(104,975,148)

Net increase (decrease) in net assets	187,661,968	(123,218,154)

NET ASSETS:

Beginning of year	714,148,596	837,366,750

End of year	$901,810,564	$714,148,596

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.18	$10.42	$10.33	$10.12	$10.53

Income (loss) from investment operations:
Net investment income[1]	0.28	0.26	0.22	0.22	0.27
Net realized and unrealized gain (loss) on investments	0.23	(0.24)	0.11	0.19	(0.36)

Total from investment operations	0.51	0.02	0.33	0.41	(0.09)

Less distributions to shareholders:
From net investment income	(0.25)	(0.25)	(0.23)	(0.20)	(0.26)
From net realized gain on investments	—	(0.01)	(0.01)	—	(0.05)
From return of capital	—	—	—	—	(0.01)

Total distributions to shareholders	(0.25)	(0.26)	(0.24)	(0.20)	(0.32)

Net asset value - End of year	$10.44	$10.18	$10.42	$10.33	$10.12

Net assets - End of year (000’s omitted)	$22,884	$685,649	$770,824	$845,043	$835,610

Total return[2]	5.01%	0.20%	3.19%	4.08%	(0.88% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.80%	2.56%	2.08%	2.18%	2.58%
Series portfolio turnover	75%	58%	62%	56%	81%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	0.01%	0.00%[3]	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.09	$9.34	$9.28	$9.12	$9.52

Income (loss) from investment operations:
Net investment income[1]	0.28	0.26	0.22	0.23	0.29
Net realized and unrealized gain (loss) on investments	0.20	(0.22)	0.11	0.16	(0.34)

Total from investment operations	0.48	0.04	0.33	0.39	(0.05)

Less distributions to shareholders:
From net investment income	(0.31)	(0.28)	(0.26)	(0.23)	(0.29)
From net realized gain on investments	—	(0.01)	(0.01)	—	(0.05)
From return of capital	—	—	—	—	(0.01)

Total distributions to shareholders	(0.31)	(0.29)	(0.27)	(0.23)	(0.35)

Net asset value - End of year	$9.26	$9.09	$9.34	$9.28	$9.12

Net assets - End of year (000’s omitted)	$19,039	$28,499	$66,543	$49,233	$37,749

Total return[2]	5.37%	0.40%	3.52%	4.27%	(0.59% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.48%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.01%	2.75%	2.33%	2.50%	3.00%
Series portfolio turnover	75%	58%	62%	56%	81%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	0.01%	0.00%[3]	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.34

Income from investment operations:
Net investment income[2]	0.30
Net realized and unrealized gain (loss) on investments	0.12

Total from investment operations	0.42

Less distributions to shareholders:
From net investment income	(0.35)

Net asset value - End of period	$10.41

Net assets - End of period (000’s omitted)	$859,888

Total return[3,4]	4.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.05%
Net investment income[5]	3.44%
Series portfolio turnover	75%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount[5]:
0.31%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

4Includes litigation proceeds (see Statement of Operations). Excluding this amount, the Class’ total return is 4.00%.

5Annualized.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Class W shares were issued on March 1, 2019. Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2019, 8.9 billion shares have been designated in total among 31 series, of which 100 million have been designated as Unconstrained Bond Series Class I common stock and Unconstrained Bond Series Class Z common stock, 125 million have been designated as Unconstrained Bond Series Class S common stock and 150 million have been designated as Unconstrained Bond Series Class W common stock. Class Z common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$224,957,751	$—	$224,957,751	$—
Corporate debt:
Communication Services	61,239,621	—	61,239,621	—
Consumer Discretionary	19,857,301	—	19,857,301	—
Consumer Staples	2,510,749	—	2,510,749	—
Energy	68,025,653	—	68,025,653	—
Financials	92,937,182	—	92,937,182	—
Health Care	11,987,192	—	11,987,192	—
Industrials	37,676,040	—	37,676,040	—
Materials	10,956,916	—	10,956,916	—
Real Estate	16,657,969	—	16,657,969	—
Asset-backed securities	218,929,464	—	218,929,464	—
Commercial mortgage-backed securities	77,660,549	—	77,660,549	—
Foreign government bonds	15,280,248	—	15,280,248	—
Mutual fund	9,522,800	9,522,800	—	—

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investment	$20,100,158	$20,100,158	$—	$—
Options purchased :
Foreign currency exchange contracts	210,000	210,000	—	—
Other financial instruments:*
Foreign currency exchange contracts	570,153	570,153	—	—
Interest rate contracts	2,418,692	2,418,692	—	—

Total assets	891,498,438	32,821,803	858,676,635	—

Liabilities:
Other financial instruments:*
Foreign currency exchange contracts	(50,816)	(50,816)	—	—
Interest rate contracts	(854,517)	(854,517)	—	—

Total liabilities	(905,333)	(905,333)	—	—

Total	$890,593,105	$31,916,470	$858,676,635	$—

There were no Level 3 securities held by the Series as of December 31, 2018 or December 31, 2019.

*Other financial instruments are futures (Level 1). Futures are valued at the unrealized appreciation (depreciation) on the instrument.

Other Market and Credit Risk

Certain debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, suggesting that LIBOR may cease to be published after that time. Regulators and financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles and a lack of global consensus, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Series’ performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. This guidance was adopted by the Series as of January 1, 2019 on a modified retrospective basis. The cost basis of the securities on January 1, 2019 has been decreased by $25,489. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value for any Class of the Series.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The Series’ forward foreign currency exchange contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions). No such investments were held by the Series on December 31, 2019.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Advisor to the Series may be attempting to sell some or all the Series’ holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Futures (continued)

Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The following table presents the present value of derivatives held at December 31, 2019 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Foreign currency exchange contracts	Investments in securities, at value[1]	$ 210,000
Foreign currency exchange contracts	Net unrealized appreciation[2]	$ 570,153
Interest rate contracts	Net unrealized appreciation[2]	$ 2,418,692
Derivative	Liabilities Location
Foreign currency exchange contracts	Net unrealized depreciation[2]	$ (50,816)
Interest rate contracts	Net unrealized depreciation[2]	$ (854,517)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on investments[3]	$ (708,899)
Foreign currency exchange contracts	Net realized gain (loss) on investments[3]	$ (17,972)
Foreign currency exchange contracts	Net realized gain (loss) on futures contracts	$ 172,057
Interest rate contracts	Net realized gain (loss) on futures contracts	$ (2,420,481)
Equity contracts	Net realized gain (loss) on options written	$ 239,265

Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on investments[4]	$ 210,000
Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$ 473,615
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$ 700,878

1Includes options purchased at value as reported in the Investment Portfolio.

2Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolio, and is included within Net Assets as the components of capital are not required to be presented separately on the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

3Options purchased are included in net realized gain (loss) on investments.

4Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The average month-end balances for the year ended December 31, 2019, the period in which such derivatives were outstanding, were as follows:

Futures Contracts:
Average number of contracts purchased[1]	1,548
Average number of contracts sold	1,135
Average notional value of contracts purchased[1]	$307,282,081
Average notional value of contracts sold	$249,245,616
Options:
Average number of option contracts purchased[1]	1,943
Average number of option contracts written[2]	3,200
Average notional value of option contracts purchased[1]	$ 54,899,929
Average notional value of option contracts written[2]	$ 43,890,667
   1Average notional calculations were performed utilizing the period held rather than 12 months.

   2Average notional calculations are for a period less than one month.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2019.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2019.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were hold by the Series on December 31, 2019.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2016 through December 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets. Prior to March 1, 2019, the management fee for the Series was 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Unconstrained Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Prior to March 1, 2019, the Class S shares of the Series were subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee was intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series paid a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund had a Shareholder Services Agreement with the Advisor, for which the Advisor received the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Effective March 1, 2019, the Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the advisor that is separate from the fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.50% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.35% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $2,133,601 in management fees for Class W for the year ended December 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $15,003, $622, and $84,567 for Class S, Class I, and Class W, respectively, for the year ended December 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. At December 31, 2019, the Advisor is eligible to recoup $84,567. For the year ended December 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $556,473,755 and $538,649,971, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $159,703,181 and $15,554,312, respectively.

Unconstrained Bond Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities (continued)

The Series received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized. This amount is shown as ligation proceeds in the Statement of Operations.

5.	Capital Stock Transactions

Transactions in shares of Class S, Class I and Class W shares of Unconstrained Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/19		FOR THE YEAR ENDED 12/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,192,081	$12,463,772	4,877,133	$50,378,294
Reinvested	50,716	526,853	1,724,906	17,659,603
Repurchased	(66,433,565)	(686,982,994)	(13,213,873)	(136,106,597)

Total	(65,190,768)	$(673,992,369)	(6,611,834)	$(68,068,700)

CLASS I	FOR THE YEAR ENDED 12/31/19		FOR THE YEAR ENDED 12/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	977,242	$9,028,573	1,503,440	$13,926,808
Reinvested	43,111	397,461	72,094	660,419
Repurchased	(2,099,868)	(19,392,391)	(5,567,142)	(51,493,675)

Total	(1,079,515)	$(9,966,357)	(3,991,608)	$(36,906,448)

CLASS W	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT
Sold	90,241,283	$933,240,082
Reinvested	2,596,706	26,876,368
Repurchased	(10,199,070)	(106,135,937)

Total	82,638,919	$853,980,513

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion. At December 31, 2019, the Advisor and its affiliates owned less than 0.1% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. For the year ended December 31, 2019, the series did not borrow under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter

Unconstrained Bond Series

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments (continued)

derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. For the year ended December 31, 2019, the Series invested in futures contracts (foreign currency exchange risk and interest rate risk), options purchased (equity risk and foreign currency exchange risk) and options written (equity risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including wash sales and investments in Treasury Inflation Protected securities, foreign currency gains and losses, and the realization for tax purposes of unrealized gains/losses on certain futures. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2019, $283,127 was reclassified within the capital accounts from Paid-in Capital to Total Distributable Earnings (Loss). Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/19	FOR THE YEAR ENDED 12/31/18
Ordinary income	$29,098,418	$19,193,832

At December 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$887,436,289
Unrealized appreciation	11,206,756
Unrealized depreciation	(8,029,415)

Net unrealized appreciation	$3,177,341

Capital loss carryforwards	$(4,112,193)

As of December 31, 2019, the Series had net short-term capital loss carryforwards of $1,145,092 and net long-term capital loss carryforwards of $2,967,101, which may be carried forward indefinitely.

At December 31, 2019, the capital loss carryover utilized in the current year was $1,300,148.

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Unconstrained Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 14, 2020

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 21, 2019, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreement, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on October 25, 2019 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreement with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

•

The Board considered the nature and quality of services provided by the Advisor under the Agreement for over 30 years including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the Advisor’s investments teams, including changes to the investment teams and investment team’s compensation during the past year, and the investment process. The Board considered the performance of each Series since its inception, as well as over multiple time periods including: one year, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered (and considers on a quarterly basis) a number of other factors relevant to performance at the meeting including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives; the breadth of the Fund’s product offerings; and performance over reasonable time periods. Representatives of the Advisor discussed improved performance for many of the Series over the one- and three-year time periods ending September 30, 2019. The Board discussed with Representatives of the Advisor, performance challenges that continue to impact the three- and five-year performance of certain Fund’s strategies resulting from periods of underperformance in 2014 and 2016. After discussion, the Board acknowledged the improved short term performance of many of the Series and concluded that notwithstanding the performance challenges that continue to impact certain Series, the nature and quality of the investment management services provided by the Advisor to the Fund supported the renewal of the agreement.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. Representatives of the Advisor discussed the multi-year fee restructuring initiative which was completed by the Advisor on March 1, 2019 to increase the competitiveness of the Fund’s fees. The fee

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

restructuring project also resulted in a set of standardized share classes to help support the Fund’s distribution efforts across client types and varying intermediary distribution models.

•

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 26 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

•

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

•

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered the Advisor’s active portfolio management that results in portfolios that are more differentiated than the construction of their benchmarks. The Board acknowledged that the fee restructuring project completed on March 1, 2019 reduced the expense ratios for shareholders in many Series. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. The Board concluded that these additional benefits to the Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreement was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreement would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreement, but indicated that the Board based its determination on the total mix of information available to it.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director (1997 to present); Chief Executive Officer
(1997-2019) - Ashley Companies (property management and investment) .
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During	Ashley Companies (1997 - present)
Past 5 Years:

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	31
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)
(2012-present); Caelum BioSciences (biomedical)(2018-present)

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-2018) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman Museum (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex During Past 5 Years:

31

Rochester Institute of Technology (University)(2005-present); Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019); Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) (2019 – present)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director – Manning & Napier Investor Services, Inc. (since 2019)

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer (since 2013); Broker-Dealer Assistant Corporate Secretary (since 2011) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. (since 2018)

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/19-AR

ITEM 2: CODE OF ETHICS

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 13(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. [Real Estate Series, Core Bond Series, Unconstrained Bond Series, High Yield Bond Series, Diversified Tax Exempt Series, and New York Tax Exempt Series (collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2019 and 2018 were:

	2019	2018

Audit Fees (a)	$237,845	$269,921

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$120,638	$81,900

All Other Fees (d)	$0	$0

	$358,483	$351,821

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

The fees for the year ended December 31, 2019 relate to professional services rendered by PwC for tax compliance, tax advice, tax planning and shareholder reporting. The fees for the year ended December 31, 2018 relate to professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2019 and 2018.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provides ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2019	2018

Audit Related Fees	$0	$80,300

Tax Fees	$0	$0

	$0	$80,300

There were no Audit Related fees for the year ended December 31, 2019. The Audit related fees for the year ended December 31, 2018 were for work related to prospectus updates related to various fund changes, work related to the liquidating trusts for closed funds, a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2019 and 2018.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2019 and 2018 were $358,483 and $351,821, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0and $80,300, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6:	INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a)

Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer
Manning & Napier Fund, Inc.

Date: February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer
Manning & Napier Fund, Inc.

Date: February 25, 2020
/s/ Christine Glavin
Christine Glavin

Chief Financial Officer & Principal Financial Officer
Manning & Napier Fund, Inc.

Date: February 25, 2020